Exhibit 1.1	Up to 41,975,000 Shares

Northfield Bancorp, Inc.
(a Delaware corporation)

Common Stock
(par value $0.01 per share)

AGENCY AGREEMENT

November 8, 2012

SANDLER O’NEILL & PARTNERS, L.P.

JEFFERIES & COMPANY, INC.

STIFEL, NICOLAUS & COMPANY, INCORPORATED

C/O SANDLER O’NEILL & PARTNERS, L.P.

AS REPRESENTATIVE OF THE SEVERAL AGENTS

1251 Avenue of the Americas, 6th Floor

New York, New York 10022

Ladies and Gentlemen:

Northfield Bancorp, Inc., a Delaware corporation (the “Company”), Northfield Bancorp, Inc., a federal “mid-tier” holding company (the “Mid-Tier Company”), Northfield Bancorp, MHC, a federal mutual holding company (the “MHC”), and Northfield Bank, a federally chartered stock savings bank (the “Bank”), hereby confirm their agreement with Sandler O’Neill & Partners, L.P. (“Sandler O’Neill”) as representative of the several Agents (as defined below) (in such capacity, the “Representative”), Jefferies & Company, Inc. (“Jefferies”) and Stifel, Nicolaus & Company, Incorporated (“Stifel Nicolaus” and together with Sandler O’Neill and Jefferies, the “Agents”), with respect to the offer and sale by the Company of up to 41,975,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”). The shares of Common Stock to be sold by the Company in the Offerings (as defined below) are hereinafter called the “Securities.”

The Securities are being offered for sale in accordance with the Plan of Conversion and Reorganization (the “Plan”) adopted by the Boards of Directors of the Mid-Tier Company and the Bank and the Board of Trustees of the MHC pursuant to which the MHC intends to convert from the mutual to stock holding company form of organization pursuant to the following steps: (i) the establishment of the Company as a Delaware-chartered subsidiary of the Mid-Tier Company; (ii) the merger of the MHC with and into the Mid-Tier Company with the Mid-Tier Company as the surviving entity (the “MHC Merger”); (iii) the merger of the Mid-Tier Company with and into the Company with the Company as the surviving entity (the “Mid-Tier Company

Merger”); and (iv) the sale and exchange of Common Stock pursuant to the Plan. As a result of the MHC Merger and the Mid-Tier Company Merger, the Bank will become a wholly owned subsidiary of the Company. The outstanding shares of common stock of the Mid-Tier Company held by persons other than the MHC will be converted into Common Stock pursuant to an exchange ratio as defined in the Plan, which will result in the holders of such shares receiving and owning in the aggregate approximately the same percentage of the Common Stock to be outstanding upon the completion of the conversion as the percentage of Mid-Tier Company common stock owned by them in the aggregate immediately prior to consummation of the conversion before giving effect to (a) cash paid in lieu of any fractional interests of Common Stock and (b) any Securities purchased in the Offerings. The Company will sell and exchange the Common Stock pursuant to the Plan and regulations of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”).

Pursuant to the Plan, the Company will offer to certain depositors of the Bank and to the Bank’s tax qualified employee benefit plans, including the Bank’s employee stock ownership plan (the “ESOP”) and 401(k) Savings Plan (collectively, the “Employee Plans”), rights to subscribe for the Securities in a subscription offering (the “Subscription Offering”). To the extent Securities are not subscribed for in the Subscription Offering, such Securities may be offered to certain members of the general public in a community offering (the “Community Offering”), with preference given first to persons who are natural persons and trusts of natural persons who are residents of the New Jersey Counties of Bergen, Essex, Hudson, Hunterdon, Middlesex, Monmouth, Morris, Ocean, Passaic, Somerset, Sussex and Union, the New York Counties of Bronx, Kings, Nassau, New York, Putnam, Queens, Richmond, Rockland, Suffolk and Westchester, and Pike County, Pennsylvania, second to shareholders of the Mid-Tier Company as of the voting record date and finally to other members of the general public. The Community Offering, which together with the Subscription Offering, as each may be extended or reopened from time to time, are herein referred to as the “Subscription and Community Offering,” may be commenced concurrently with, during or after, the Subscription Offering. It is currently anticipated that any Securities not subscribed for in the Subscription and Community Offering will be offered, subject to Section 2 hereof, in a syndicated offering (the “Syndicated Offering”) or an underwritten public offering (the “Public Offering”); provided, however, that the Community Offering may occur concurrently with the Subscription Offering and the Syndicated Offering or the Public Offering. The Subscription and Community Offering, the Syndicated Offering and the Public Offering are hereinafter referred to collectively as the “Offerings.” The conversion and reorganization of the MHC from mutual to stock holding company form, the formation of the Company, the MHC Merger, the Mid-Tier Company Merger, the exchange of the Mid-Tier Company’s public stockholders’ shares for shares of Common Stock (the “Exchange Shares”), the acquisition of the capital stock of the Bank by the Company and the Offerings are hereinafter referred to collectively as the “Conversion.” It is acknowledged that the number of Securities to be sold in the Conversion may be increased or decreased as described in the Prospectus (as hereinafter defined). If the number of Securities is increased or decreased in accordance with the Plan, the term “Securities” shall mean such greater or lesser number, where applicable. If there is a Public Offering, the Public Offering will be governed by a separate Underwriting Agreement, as hereinafter defined, as described in Section 2 hereof.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (No. 333-181995), including a related prospectus, for the registration of the sale of the Securities under the Securities Act of 1933, as amended (the “Securities Act”), has filed such amendments thereto, if any, and such amended prospectuses as may have been required to the date hereof by the Commission in order to declare such registration statement effective, and will file such additional amendments thereto and such amended prospectuses and prospectus supplements as may hereafter be required. Such registration statement (as amended to date, if applicable, and as from time to time amended or supplemented hereafter) including post-effective amendments thereto containing the preliminary and final prospectus for the Public Offering, if any (the “Registration Statement”), and the prospectuses constituting a part thereof (including in each case all documents incorporated or deemed to be incorporated by reference therein and the information, if any, deemed to be a part thereof pursuant to the rules and regulations of the Commission promulgated under the Securities Act, as from time to time amended or supplemented pursuant to the Securities Act or otherwise (the “Securities Act Regulations”)) as well as the preliminary prospectus, if any, as defined in Rule 430A under the Securities Act Regulations and the prospectus for the Public Offering, if any, contained in a post-effective amendment to the Registration Statement or a new registration statement), are hereinafter referred to as the “Registration Statement” and the “Prospectus,” respectively, except that if any revised prospectus shall be used by the Company in connection with the Subscription and Community Offering, the Syndicated Offering or the Public Offering, if any, which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the Securities Act Regulations), the term “Prospectus” shall refer to such revised prospectus from and after the time it is first provided to the Agents for such use.

Concurrently with the execution of this Agreement, the Company is delivering to the Representative copies of the Prospectus of the Company to be used in the Subscription and Community Offering and, if necessary, will deliver copies of the Prospectus and a prospectus supplement for use in a Syndicated Offering or Public Offering, if any. Such Prospectus contains information with respect to the Bank, the Mid-Tier Company, the Company, the MHC and the Common Stock.

SECTION 1. REPRESENTATIONS AND WARRANTIES.

(a) The Company, the Mid-Tier Company, the Bank and the MHC jointly and severally represent and warrant to the Agents as of the date hereof as follows:

(i) The Registration Statement has been declared effective by the Commission, no stop order has been issued with respect thereto and no proceedings therefor have been initiated or, to the knowledge of the Company, the Mid-Tier Company, the MHC and the Bank, threatened by the Commission. At the time the Registration Statement became effective and at the Closing Time referred to in Section 2 hereof, the Registration Statement complied and will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

The Prospectus as of the date hereof does not, and at the Closing Time referred to in Section 2 hereof will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information with respect to the Agents furnished to the Company in writing by the Agents or their counsel expressly for use in the Registration Statement or Prospectus (the “Agent Information,” which the Company, the Mid-Tier Company, the MHC and the Bank acknowledge appears only in the last sentence of the section entitled “Summary—Market for Common Stock,” and the last sentence of the first paragraph of the section entitled “Market for the Common Stock” in the Prospectus).

(ii) At the time of filing the Registration Statement relating to the offering of the Securities and as of the date hereof, the Company was not, and is not, an ineligible issuer, as defined in Securities Act Rule 405. At the time of the filing of the Registration Statement and at the time of the use of any issuer free writing prospectus, as defined in Securities Act Rule 433(h), the Company met the conditions required by Securities Act Rules 164 and 433 for the use of a free writing prospectus. If required to be filed, the Company has filed any issuer free writing prospectus related to the Securities at the time it is required to be filed under Securities Act Rule 433 and, if not required to be filed, will retain such free writing prospectus in the Company’s records pursuant to Securities Act Rule 433(g) and if any issuer free writing prospectus is used after the date hereof in connection with the offering of the Securities, the Company will file or retain such free writing prospectus as required by Securities Act Rule 433.

(iii) As of the Applicable Time, neither (i) the Issuer-Represented General Free Writing Prospectus(es) issued at or prior to the Applicable Time and the Statutory Prospectus, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Issuer-Represented Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Prospectus included in the Registration Statement relating to the Securities or any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Agents specifically for use therein. As used in this paragraph and elsewhere in this Agreement:

1. “Applicable Time” means each and every date when a potential purchaser submitted a subscription or otherwise committed to purchase Securities.

2. “Statutory Prospectus”, as of any time, means the Prospectus relating to the Securities that is included in the Registration Statement relating to the Securities immediately prior to that time, including any document incorporated by reference therein.

3. “Issuer-Represented Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Securities Act Rule 433(h), relating to the Securities. The term does not include any writing exempted from the definition of prospectus pursuant to clause (a) of Section 2(a)(10) of the Securities Act, without regard to Securities Act Rule 172 or Securities Act Rule 173.

4. “Issuer-Represented General Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is intended for general distribution to prospective investors.

5. “Issuer-Represented Limited-Use Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is not an Issuer-Represented General Free Writing Prospectus. The term Issuer-Represented Limited-Use Free Writing Prospectus also includes any “bona fide electronic road show,” as defined in Securities Act Rule 433, that is made available without restriction pursuant to Securities Act Rule 433(d)(8)(ii) or otherwise, even though not required to be filed with the Commission.

(iv) Each Issuer-Represented Free Writing Prospectus, as of its date of first use and at all subsequent times through the completion of the Offerings and sale of the Securities or until any earlier date that the Company notified or notifies the Agents (as described in the next sentence), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement relating to the Securities, including any document incorporated by reference therein that has not been superseded or modified. If at any time following the date of first use of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company has notified or will notify promptly the Agents so that any use of such Issuer-Represented Free-Writing Prospectus may cease until it is amended or supplemented and the Company has promptly amended or will promptly amend or supplement such Issuer-Represented Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing two sentences do not apply to statements in or omissions from any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Agents specifically for use therein.

(v) The Company has filed with the Federal Reserve Board the Company’s application for approval of its acquisition of the Bank, which includes the mergers described above (the “Holding Company Application”) on Form H-(e)1-S promulgated under the savings and loan holding company provisions of the Home Owners’ Loan Act, as amended (the “HOLA”) and the regulations promulgated thereunder. The Company has received written notice from the Federal Reserve Board of its approval of the acquisition of the Bank, such approval remains in full force and effect and no order has been issued by the Federal Reserve Board suspending or revoking such approval and no proceedings therefor have been initiated or, to the knowledge of the Company, the Mid-Tier Company, the MHC or the Bank, threatened by the Federal Reserve Board. At the date of such approval and at the Closing Time referred to in Section 2 hereof, the Holding Company Application complied and will comply in all material respects with the applicable provisions of HOLA and the regulations promulgated thereunder and the Holding Company Application is truthful and accurate in all material respects.

(vi) Pursuant to the rules and regulations of the Federal Reserve Board (the “FRB Regulations”), the MHC has filed with the Federal Reserve Board an Application for Approval of Conversion on Form AC, and has filed such amendments thereto and supplementary materials as may have been required to the date hereof (such application, as amended to date, if applicable, and as from time to time amended or supplemented hereafter, is hereinafter referred to as the “Conversion Application”). The Offerings and the Plan have been duly adopted by the Boards of Directors the Mid-Tier Company and the Bank and the Board of Trustees of the MHC and such adoption has not since been rescinded or revoked. The Conversion Application has been approved by the Federal Reserve Board. Such approval remains in full force and effect and no order has been issued by the Federal Reserve Board suspending or revoking such approval and no proceedings therefor have been initiated or, to the knowledge of the Company, the Mid-Tier Company, the MHC or the Bank, threatened by the Federal Reserve Board. At the date of such approval and at the Closing Time referred to in Section 2 hereof, the Conversion Application complied and will comply in all material respects with the applicable provisions of the FRB Regulations.

(vii) At the time of their use, the Members’ Proxy Statement, the Stockholders’ Proxy Statement and any other proxy solicitation materials will comply in all material respects with the applicable provisions of the FRB Regulations and the applicable rules and regulations of the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as from time to time amended or supplemented pursuant to the Exchange Act or otherwise (the “Exchange Act Regulations”) (the Securities Act Regulations and the Exchange Act Regulations are collectively referred to herein as the “Commission Regulations”), and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company and the MHC will promptly file the Prospectus and any supplemental sales literature with the Commission and the Federal Reserve Board. The Prospectus and all supplemental sales literature, as of the date the Registration Statement became effective and at the Closing Time referred to in Section 2 hereof, complied and will comply in all material respects with the applicable requirements of the FRB Regulations and the Securities Act Regulations and, at or prior to the time of their first use, will have received all required authorizations of the Federal Reserve Board (if any) and Commission for use in final form.

(viii) None of the Commission, the Federal Reserve Board, or any “Blue Sky” authority has, by order or otherwise, prevented or suspended the use of the Members’ Proxy Statement, the Stockholders’ Proxy Statement, the Prospectus or any supplemental sales literature authorized by the Company, the Mid-Tier Company, the MHC or the Bank for use in connection with the Offerings, and no proceedings for such purposes are pending or threatened.

(ix) At the Closing Time referred to in Section 2 hereof, the Company, the Mid-Tier Company, the MHC and the Bank will have completed the conditions precedent to the Conversion in accordance with the Plan, the applicable FRB Regulations and all other applicable laws, regulations, decisions and orders, including all material terms, conditions, requirements and provisions precedent to the Conversion imposed upon the Company, the Mid-Tier Company, the MHC or the Bank by the Federal Reserve Board, or any other regulatory authority, other than those which the regulatory authority permits to be completed after the Conversion. The Conversion, the Offerings and other transactions contemplated hereby do not and will not require any material consent, approval, authorization or permit or filing with any other governmental agency or regulatory authority, except as disclosed in the Prospectus.

(x) RP Financial, LC. (the “Appraiser”), which prepared the valuation of the Bank as part of the Conversion, has advised the Company, the Mid-Tier Company, the MHC and the Bank in writing that it satisfies all requirements for an appraiser set forth in the FRB Regulations and any interpretations or guidelines issued by the Federal Reserve Board or its staff with respect thereto, and that it has not been advised by the FRB that it is not so qualified to prepare such valuation.

(xi) KPMG LLP, the accountants who audited the consolidated financial statements of the Mid-Tier Company for the three-year period ended December 31, 2011 and performed the procedures established by the Public Company Accounting Oversight Board (the “PCAOB”) for a review of interim financial information as described in SAS No. 100, Interim Financial Information on the unaudited consolidated financial statements of the Mid-Tier Company for the six month periods ended June 30, 2012 and 2011 included in the Registration Statement have advised the Company, the Mid-Tier Company, the MHC and the Bank in writing that they are independent public accountants within the meaning of Rule 101 of the American Institute of Certified Public Accountants (the “AICPA”), that they are registered with the PCAOB, and such accountants are, with respect to the Company, the Mid-Tier Company, the MHC and the Bank, independent certified public accountants as required by the Securities Act, the Securities Act Regulations and FRB Regulations and such accountants are not in violation of the auditors independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”).

(xii) The only direct subsidiaries of the Mid-Tier Company are the Bank and Northfield Investments, Inc.; the direct subsidiaries of the Bank are NSB Insurance Agency, NSB Services Corp. and Flatbush REIT, Inc.; the only subsidiary of NSB Services Corp. is NSB Realty Trust (collectively, the “Subsidiaries”). Except for the Subsidiaries, none of the Company, the Mid-Tier Company, the MHC, and the Bank, directly or indirectly, control any other corporation, limited liability company, partnership, joint venture, association, trust or other business organization. Upon completion of the Conversion, the direct subsidiaries of the Company will be the Bank and Northfield Investments, Inc.

(xiii) The consolidated financial statements and the related notes thereto included in the Registration Statement and the Prospectus present fairly the financial position of the Mid-Tier Company and its Subsidiaries at the dates indicated and the results of operations, retained earnings, stockholders’ equity and cash flows for the periods specified, and comply as to form with the applicable accounting requirements of the Securities Act Regulations and the FRB Regulations; except as otherwise stated in the Registration Statement and Prospectus, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis except as noted therein. The other financial, statistical and pro forma information and related notes included in the Prospectus present fairly the information shown therein on a basis consistent with the audited and unaudited financial statements included in the Prospectus, and as to the pro forma adjustments, the adjustments made therein have been consistently applied on the basis described therein.

(xiv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein: (A) there has been no Material Adverse Effect, whether or not arising in the ordinary course of business, (B) except for transactions specifically referred to or contemplated in the Registration Statement and Prospectus, there have been no transactions entered into by the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company, the Mid-Tier Company, the MHC and the Bank, (C) the capitalization, liabilities, assets, properties and business of the Company, the Mid-Tier Company, the MHC and the Bank conform in all material respects to the descriptions contained in the Prospectus and none of the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries has any material liabilities of any kind, contingent or otherwise, except as disclosed in the Registration Statement or the Prospectus and (D) none of the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries has issued any securities or incurred any liability or obligation, direct or contingent, or borrowed money, except borrowings in the ordinary course of business consistent with past practice from the same or similar sources and in similar amounts as indicated in the Prospectus, except that the Company will issue 100 shares of its Common Stock to the Mid-Tier Company in connection with its formation, which shares will be cancelled prior to the Closing Time.

(xv) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the transactions contemplated hereby; and the Company is duly qualified to transact business in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the financial condition, results of operations, business affairs or prospects of the Company, the Mid-Tier Company, the MHC, the Bank and the Subsidiaries, considered as one enterprise (a “Material Adverse Effect”).

(xvi) Upon consummation of the Conversion, the authorized, issued and outstanding capital stock of the Company will be within the range as set forth in the Prospectus under “Capitalization” (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus); except as set forth elsewhere in this Agreement, no shares of Common Stock have been or will be issued and outstanding prior to the Closing Time referred to in Section 2 hereof; at the time of the Conversion, the Securities will have been duly authorized for issuance and, when issued and delivered by the Company pursuant to the Plan against payment of the consideration calculated as set forth in the Plan and stated on the cover page of the Prospectus, will be duly and validly issued and fully paid and nonassessable; the Exchange Shares have been duly authorized for issuance and, when issued, will be duly and validly issued and fully paid and nonassessable; the terms and provisions of the Common Stock and the other capital stock of the Company conform to all statements relating thereto contained in the Prospectus; the certificates representing the shares of Common Stock will conform to the requirements of applicable law and regulations; and the issuance of the Securities and the Exchange Shares is not subject to preemptive or other similar rights except for subscription rights granted under the Plan in accordance with FRB Regulations.

(xvii) The Mid-Tier Company has been duly chartered and is validly existing as a corporation under the laws of the United States of America with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement. The MHC has been duly chartered and is validly existing as a mutual holding company under the laws of the United States of America with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement.

(xviii) Each of the Mid-Tier Company and the MHC is duly qualified to transact business in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect.

(xix) The MHC has no capital stock. All holders of the savings, demand or other authorized accounts of the Bank are members of the MHC.

(xx) The Mid-Tier Company and the Bank have been duly organized and are validly existing as a federally chartered mid-tier holding company and savings association in stock form, respectively, in both instances with full corporate power and authority to own, lease and operate their respective properties and to conduct their respective business as described in the Prospectus and to enter into and perform their respective obligations under this Agreement and the transactions contemplated hereby. Upon consummation of the Conversion, the Bank will continue to be a federally chartered savings association in stock form. The Mid-Tier Company, the Company, the MHC, the Bank and the Subsidiaries have obtained all licenses, permits and other governmental authorizations currently required for the conduct of their respective businesses or required for the conduct of their respective businesses as contemplated by the Holding Company Application and the Conversion Application, except where the failure to obtain such licenses, permits or other governmental authorizations would not have a Material Adverse Effect. All such licenses, permits and other governmental authorizations are in full force and effect and the Mid-Tier Company, the Company, the MHC, the Bank and the Subsidiaries are in all material respects in compliance therewith. Neither the Mid-Tier Company, the Company, the MHC nor the Bank has received notice of any proceeding or action relating to the revocation or modification of any such license, permit or other governmental authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might have a Material Adverse Effect.

(xxi) The Bank is a member in good standing of the Federal Home Loan Bank of New York; the deposit accounts of the Bank are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to the applicable limits and upon consummation of the Conversion, the liquidation accounts for the benefit of eligible account holders and supplemental eligible account holders will be duly established in accordance with the requirements of the FRB Regulations. The Bank is a “qualified thrift lender” within the meaning of 12 U.S.C. Section 1467a(m).

(xxii) The authorized capital stock of the Company consists of 150,000,000 shares of Common Stock and 25,000,000 shares of preferred stock, par value $0.01 per share (the “Company Preferred Stock”); except for 100 shares of Company Common Stock issued to the Mid-Tier Company, which shares will be cancelled prior to the Closing Time, no shares of Company Common Stock and no shares of Company Preferred Stock have been or will be issued and outstanding prior to the Closing Time. The authorized capital stock of the Mid-Tier Company consists of 90,000,000 shares of common stock, par value $0.01 per share (the “Mid-Tier Company Common Stock”) and 10,000,000 shares of preferred stock, par value $0.01 per share (the “Mid-Tier Company Preferred Stock”), of which 41,505,941 shares of Mid-Tier Company Common Stock and no shares of Mid-Tier Company Preferred Stock are issued and outstanding as of the date hereof. The authorized capital stock of the Bank consists of 90,000,000 shares of common stock, par value $1.00 per share (the “Bank Common Stock”) and 10,000,000 shares of preferred stock, par value $1.00 per share (the “Bank Preferred Stock”), of which 100 shares of Bank Common Stock and no shares of Bank Preferred Stock are issued and outstanding as of the date hereof. No additional shares of Company Common Stock, Mid-Tier Company Common Stock or Bank Common Stock, and no shares of Company Preferred Stock, Mid-Tier Company Preferred Stock or Bank Preferred Stock will be issued prior to the Closing Time referred to in Section 2 hereof, except for shares of Mid-Tier Company common stock that may be issued upon the exercise of options granted under the Mid-Tier Company’s 2008 Equity Incentive Plan. The issued and outstanding shares of Company Common Stock, Mid-Tier Company Common Stock and Bank Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and have been issued in compliance with all federal and state securities laws. The MHC owns 25,346,385 shares of Mid-Tier Company Common Stock beneficially and of record free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. The terms and provisions of the Company Common Stock and Mid-Tier Company Common Stock conform to all statements relating thereto contained in the Prospectus. The shares of Bank Common Stock to be issued to the Company will have been duly authorized for issuance and, when issued and delivered by the Bank pursuant to the Plan against payment of the consideration described in the Plan and in the Prospectus, will be duly and validly issued and fully paid and nonassessable, and all such Bank Common Stock will be owned beneficially and of record by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance or legal or equitable claim; and the certificates representing the shares of the Bank Common Stock will conform with the requirements of applicable laws and regulations. The issuance of the Bank Common Stock is not subject to preemptive or similar rights.

(xxiii) The Company, the Mid-Tier Company, the MHC and the Bank have taken all corporate action necessary for them to execute, deliver and perform this Agreement and the transactions contemplated hereby, and this Agreement has been duly executed and delivered by, and is the valid and binding agreement of, the Company, the Mid-Tier Company, the MHC and the Bank, enforceable against each of them in accordance with its terms, except as may be limited by bankruptcy, insolvency or similar laws and the availability of equitable remedies.

(xxiv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Time, except as otherwise may be indicated or contemplated therein, none of the Company, the Mid-Tier Company, the MHC or the Bank will have (A) except as otherwise set forth herein issued any securities or incurred any liability or obligation, direct or contingent, or borrowed money, except borrowings in the ordinary course of business from the same or similar sources and in similar amounts as indicated in the Prospectus and except for shares of Mid-Tier Company Common Stock that may be issued upon the exercise of stock options granted under the Company’s 2008 Equity Incentive Plan, or (B) entered into any transaction or series of transactions which is material in light of the business of each of the Company, the Mid-Tier Company, the MHC and the Bank.

(xxv) No approval of any regulatory or supervisory or other public authority is required of the Company, the Mid-Tier Company, the MHC or the Bank in connection with the execution and delivery of this Agreement, the issuance of the Securities and the Exchange Shares or the consummation of the Conversion that has not been obtained and a copy of which has been delivered to the Agents, except as may be required under the securities laws of various jurisdictions.

(xxvi) None of the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries is in violation of their respective charters or certificates of incorporation, organization certificates, articles of incorporation or bylaws; and none of the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries is in default (nor has any event occurred which, with notice or lapse of time or both, would constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries is subject, except for such defaults that would not, individually or in the aggregate, have a Material Adverse Effect; and there are no contracts or documents of the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries that are required to be filed as exhibits to the Registration Statement, the Conversion Application or the Holding Company Application that have not been so filed.

(xxvii) The Conversion, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein, have been duly authorized by all necessary corporate action on the part of the Company, the Mid-Tier Company, the MHC and the Bank, do not and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Mid-Tier Company, the MHC or the Bank pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company, the Mid-Tier Company, the MHC or the Bank is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company, the Mid-Tier Company, the MHC or the Bank is subject, except for such conflicts, breaches or defaults that would not, individually or in the aggregate, have a Material Adverse Effect; nor will such action result in any violation of the provisions of the respective certificate of incorporation, organization certificate, articles of incorporation or charter or bylaws of the Company, the Mid-Tier Company, the MHC or the Bank, or any applicable law, administrative regulation or administrative or court decree.

(xxviii) No labor dispute with the employees of the Company, the Mid-Tier Company, the MHC or the Bank exists or, to the knowledge of the Company, the Mid-Tier Company, the MHC or the Bank, is imminent or threatened; and the Company, the Mid-Tier Company, the MHC and the Bank are not aware of any existing or threatened labor disturbance by the employees of any of its principal suppliers or contractors that might be expected to result in any Material Adverse Effect.

(xxix) Each of the Company, the Mid-Tier Company, the MHC, the Bank and the Subsidiaries has good and marketable title to all properties and assets for which ownership is material to the business of the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries and to those properties and assets described in the Prospectus as owned by them, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus or are not material in relation to the business of the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries, considered as one enterprise; and all of the leases and subleases material to the business of the Company, the Mid-Tier Company, the MHC, the Bank or the

Subsidiaries under which the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries hold properties, including those described in the Prospectus, are valid and binding agreements of the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries, enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency or similar laws and availability of equitable remedies.

(xxx) None of the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries is in violation of any order or directive from the Federal Reserve Board, the Office of the Comptroller of the Currency (the “OCC”), the FDIC, the Commission or any regulatory authority to make any material change in the method of conducting its respective businesses; the Company, the Mid-Tier Company, the MHC and the Bank, and their respective subsidiaries, have conducted and are conducting their business so as to comply in all material respects with all applicable statutes, regulations and administrative and court decrees (including, without limitation, all regulations, decisions, directives and orders of the Federal Reserve Board, the OCC, the FDIC and the Commission). Except as disclosed in the Prospectus, neither the Company, the Mid-Tier Company, the MHC, the Bank nor any of the Subsidiaries is subject or is party to, or has received any notice or advice that any of them may become subject or party to, any investigation with respect to any cease-and-desist order, agreement, consent agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been a recipient of any supervisory letter from, or has adopted any board resolutions at the request of, any Regulatory Agency (as defined below) that currently restricts in any material respect the conduct of their business or that in any material manner relates to their capital adequacy, their credit policies, their management or their business (each, a “Regulatory Agreement”), nor has the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries been advised by any Regulatory Agency that it is considering issuing or requesting any such Regulatory Agreement; and, except as disclosed in the Prospectus, there is no unresolved violation, criticism or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries that, in the reasonable judgment of the Company, the Mid-Tier Company, the MHC or the Bank, is expected to result in a Material Adverse Effect, or that might materially and adversely affect the properties or assets thereof or that might materially and adversely affect the consummation of the Conversion or the performance of this Agreement. As used herein, the term “Regulatory Agency” means any federal or state agency charged with the supervision or regulation of depositary institutions or holding companies of depositary institutions, or engaged in the insurance of depositary institution deposits, or any court, administrative agency or commission or other governmental agency, authority or instrumentality having supervisory or regulatory authority with respect to the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries.

(xxxi) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, the Mid-Tier Company, the MHC or the Bank, threatened, against or affecting the Company, the Mid-Tier Company, the MHC, the Bank or any of the

Subsidiaries that is required to be disclosed in the Registration Statement (other than as disclosed therein), or that might result in any Material Adverse Effect or that might materially and adversely affect the properties or assets thereof, the performance of this Agreement or the consummation of the Conversion; all pending legal or governmental proceedings to which the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries is a party or of which any of their respective property or assets is the subject that are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are considered in the aggregate not material; and there are no material contracts or documents of the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries that are required to be filed as exhibits to the Registration Statement, the Conversion Application or the Holding Company Application that have not been so filed.

(xxxii) The Company, the Mid-Tier Company, the MHC and the Bank have obtained (i) an opinion of its counsel, Luse Gorman Pomerenk & Schick, P.C. with respect to the legality of the Securities and the Exchange Shares to be issued and the federal income tax consequences of the Conversion and (ii) the opinion of Crowe Horwath LLP with respect to the New York and New Jersey state tax consequences of the Conversion, copies of which are filed as exhibits to the Registration Statement; all material aspects of the aforesaid opinions are accurately summarized in the Prospectus; the facts and representations upon which such opinions are based are truthful, accurate and complete in all material respects; and neither the Company, the Mid-Tier Company, the MHC nor the Bank has taken or will take any action inconsistent therewith.

(xxxiii) The Company is not and, upon completion of the Conversion and the Offerings and sale of the Common Stock and the application of the net proceeds therefrom, will not be, required to be registered under the Investment Company Act of 1940, as amended.

(xxxiv) All of the loans represented as assets on the most recent consolidated financial statements or selected financial information of the Mid-Tier Company included in the Prospectus meet or are exempt from all requirements of federal, state or local law pertaining to lending, including, without limitation, truth in lending (including the requirements of Regulations Z and 12 C.F.R. Part 226), real estate settlement procedures, consumer credit protection, equal credit opportunity and all disclosure laws applicable to such loans, except for violations which, if asserted, would not result in a Material Adverse Effect.

(xxxv) To the knowledge of the Company, the Mid-Tier Company, the MHC and the Bank, with the exception of the intended loan to the Bank’s ESOP by the Company to enable the ESOP to purchase securities in an amount up to 4.0% of the Common Stock that will be sold in the Offerings, none of the Company, the Mid-Tier Company, the MHC, the Bank or their employees has made any payment of funds of the Company, the Mid-Tier Company, the MHC or the Bank as a loan for the purchase of the Common Stock or made any other payment of funds prohibited by law, and no funds have been set aside to be used for any payment prohibited by law.

(xxxvi) Each of the Company, the Mid-Tier Company, the MHC, the Bank and the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (c) access to assets is permitted only in accordance with management’s general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(xxxvii) The Company, the Mid-Tier Company, the MHC, the Bank and the Subsidiaries are in compliance in all material respects with the applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transaction Reporting Act of 1970, as amended, and the rules and regulations thereunder. The Bank has established compliance programs and is in compliance in all material respects with the requirements of the USA PATRIOT Act and all applicable regulations promulgated thereunder, and, except as disclosed in the Prospectus, there is no charge, investigation, action, suit or proceeding before any court, regulatory authority or governmental agency or body pending or, to the knowledge of the Company, the Mid-Tier Company, the MHC and the Bank, threatened regarding the Bank’s compliance with the USA PATRIOT Act or any regulations promulgated thereunder.

(xxxviii) None of the Company, the Mid-Tier Company, the MHC, the Bank or any Subsidiary nor any properties owned or operated by the Company, the Mid-Tier Company, the MHC, the Bank or any Subsidiary is in material violation of or liable under any Environmental Law (as defined below). There are no actions, suits or proceedings, or demands, claims, notices or investigations (including, without limitation, notices, demand letters or requests for information from any environmental agency) instituted or pending, or to the knowledge of the Company, the Mid-Tier Company, the MHC or the Bank threatened, relating to the liability of any property owned or operated by the Company, the Mid-Tier Company, the MHC, the Bank or any Subsidiary, under any Environmental Law, except for such actions, suits or proceedings, or demands, claims, notices or investigations that, individually or in the aggregate, would not have a Material Adverse Effect. For purposes of this subsection, the term “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, order, judgment, decree, injunction or agreement with any regulatory authority relating to (i) the protection, preservation or restoration of the environment (including, without limitation, air, water, vapor, surface water, groundwater, drinking water supply, surface soil, subsurface soil, plant and animal life or any other natural resource), and/or (ii) the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of any substance presently listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated, whether by type or by quantity, including any material containing any such substance as a component.

(xxxix) The Company, the Mid-Tier Company, the MHC, the Bank and each Subsidiary have filed all federal, state and local income and franchise tax returns required to be filed and have made timely payments of all taxes shown as due and payable in respect of such returns, and no deficiency has been asserted with respect thereto by any taxing authority which, individually or in the aggregate, would reasonably be likely to result in a Material Adverse Effect. The Company, the Mid-Tier Company, the MHC and the Bank have no knowledge of any tax deficiency that has been asserted or could be asserted against the Company, the Mid-Tier Company, the MHC or the Bank which, individually or in the aggregate, would reasonably be likely to result in a Material Adverse Effect.

(xl) The Company has received all approvals required to consummate the Conversion and to have the Securities and Exchange Shares quoted on the Nasdaq Global Select Market effective as of the Closing Time referred to in Section 2 hereof.

(xli) At or prior to the Closing, the Company will have filed a Form 8-K/12g or a Form 8-A for the Securities and Exchange Shares to be registered under Section 12(b) of the Exchange Act.

(xlii) There are no affiliations or associations (as such terms are defined by the Financial Industry Regulatory Authority (“FINRA”)) between any member of the FINRA and any of the MHC’s, the Mid-Tier Company’s, the Company’s or the Bank’s officers or directors.

(xliii) The Company, the Mid-Tier Company, the MHC, the Bank and each Subsidiary carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value for their respective properties as is customary for companies engaged in similar industries.

(xliv) The Company, the Mid-Tier Company, the MHC and the Bank have not relied on the Agents or their counsel for any legal, tax or accounting advice in connection with the Conversion.

(xlv) The records of eligible account holders, supplemental eligible account holders and other depositors are accurate and complete in all material respects.

(xlvi) The Company, the Mid-Tier Company, the MHC, the Bank and each Subsidiary are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company, the Mid-Tier Company, the MHC, the Bank or any Subsidiary, respectively, would have any liability; each of the Company, the Mid-Tier Company, the MHC, the Bank and each Subsidiary has not incurred and does expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company, the Mid-Tier Company, the MHC, the Bank and any Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, that would cause the loss of such qualification.

(xlvii) Each of the Company and the Mid-Tier Company is in compliance with the applicable provisions of the Sarbanes-Oxley Act, the rules and regulations of the Commission thereunder, and the Nasdaq corporate governance rules applicable to them, and will use its best efforts to comply with those provisions of the Sarbanes-Oxley Act and the Nasdaq corporate governance rules that will become effective in the future upon their effectiveness.

(xlviii) Each Subsidiary has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its incorporation, has full power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect; the activities of each Subsidiary are permitted to subsidiaries of a federally chartered savings bank and a federally chartered mutual holding company by the rules and regulations of the Federal Reserve Board or the applicable regulations of the OCC; all of the issued and outstanding capital stock or ownership interests of each Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Mid-Tier Company or the Bank, as the case may be, directly, free and clear of any security interest, mortgage, pledge, lien, encumbrance or legal or equitable claim; and there are no warrants, options or rights of any kind to acquire shares of capital stock of any Subsidiary.

(b) Any certificate signed by any officer of the Company, the Mid-Tier Company, the MHC or the Bank and delivered to either of the Agents or counsel for the Agents shall be deemed a representation and warranty by the Company, the Mid-Tier Company, the MHC or the Bank to the Agents as to the matters covered thereby.

SECTION 2. APPOINTMENT OF AGENTS; SALE AND DELIVERY OF THE SECURITIES; CLOSING. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby appoints (i) Sandler O’Neill as its agent to consult with and advise the Company, and to assist the Company with the solicitation of subscriptions and purchase orders for the Securities, in the Subscription Offering and the Community Offering (ii) the Agents as its agents to consult with and advise the Company, and to assist the Company with solicitation of purchase orders for the Securities in the Syndicated Offering, if applicable and (iii) the Agents as joint book-running managers in the Public Offering, if applicable. On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, Sandler O’Neill as to the Subscription Offering and the Community Offering and the Agents as to the Syndicated Offering and the Public Offering accept such appointment and agree to use their best efforts to assist the Company with the solicitation of subscriptions and purchase orders for Securities in accordance with this Agreement; provided, however, that the Agents shall not be obligated to take any action that is inconsistent with any applicable laws, regulations, decisions or orders.

The services to be rendered pursuant to this appointment include the following: (A) as to Sandler O’Neill in the Subscription Offering and the Community Offering: (i) consulting as to the financial and securities marketing implications of any aspect of the Plan; (ii) reviewing with the Board of Directors the financial impact of Offerings on the Company, based on the Appraiser’s appraisal of the Common Stock; (iii) reviewing all offering documents, including the Prospectus, stock order forms and related offering materials (it being understood that preparation and filing of such documents is the sole responsibility of the Company and the Bank and their counsel); (iv) assisting in the design and implementation of a marketing strategy for the Offerings; (v) assisting Bank and Company management in scheduling and preparing for meetings with potential investors and other broker-dealers in connection with the Offerings; and (vi) providing such other general advice and assistance as may be reasonably necessary to promote the successful completion of the Offerings; and (B) as to the Agents in the Syndicated Offering, soliciting offers to purchase the Securities in the Syndicated Offering.

The appointment of the Agents hereunder shall terminate upon the earlier to occur of (a) forty-five (45) days after the last day of the Subscription and Community Offering, unless the Company and the Agents agree in writing to extend such period and the Federal Reserve Board agrees to extend the period of time in which the Securities may be sold, or (b) the receipt and acceptance of subscriptions and purchase orders for all of the Securities, or (c) the completion of the Syndicated or Public Offering, as applicable.

If any of the Securities remain available after the expiration of the Subscription and Community Offering, at the request of the Company and the Bank, the Agents will either (i) seek to form a syndicate of registered brokers or dealers (“Selected Dealers”) to assist in the solicitation of purchase orders of such Securities on a best efforts basis in a Syndicated Offering, subject to the terms and conditions set forth in a master selling agreement (the “Selected Dealers’ Agreement”), substantially in the form set forth in Exhibit C to this Agreement or (ii) enter into an underwriting agreement with the Company, the Mid-Tier Company, the Bank and the MHC (the “Underwriting Agreement”) for the Public Offering in the form attached as Exhibit A hereto. Sandler O’Neill, Jefferies and Stifel Nicolaus will serve as joint book-running managers of the Syndicated Offering and the Public Offering. The Agents will endeavor to distribute the Securities among the Selected Dealers or selected underwriters, as applicable, in a fashion that best meets the distribution objectives of the Company and the Bank and the requirements of the Plan, which may result in limiting the allocation of stock to certain Selected Dealers or selected underwriters, as applicable. It is understood that in no event shall the Agents be obligated to act as a Selected Dealer, to enter into the Underwriting Agreement or to take or purchase any Securities except pursuant to the Underwriting Agreement.

In the event the Company is unable to sell at least the total minimum of the Securities, as set forth on the cover page of the Prospectus, within the period herein provided, this Agreement shall terminate and the Company shall refund promptly to any persons who have subscribed for any of the Securities the full amount that it may have received from them, together with interest as provided in the Prospectus, and no party to this Agreement shall have any obligation to the others hereunder, except for the obligations of the Company, the Mid-Tier Company, the MHC and the Bank as set forth in Sections 4, 6(a) and 7 hereof and the obligations of the Agents as provided in Sections 6(b) and 7 hereof. Appropriate arrangements for promptly placing the funds received from subscriptions for Securities or other offers to purchase Securities in the

Subscription and Community Offering in special interest-bearing accounts with the Bank until all Securities are sold and paid for were made by the Company prior to the commencement of the Subscription Offering, with provision for refund to the purchasers as set forth above, or for delivery to the Company if all Securities are sold.

If at least the total minimum of Securities, as set forth on the cover page of the Prospectus, are sold, the Company agrees to issue or have issued the Securities sold and to release for delivery certificates for such Securities at the Closing Time against payment therefor by release of funds from the special interest-bearing accounts referred to above. The closing shall be held at the offices of Luse Gorman Pomerenk & Schick, P.C., at 10:00 a.m., Eastern Standard Time, or at such other place and time as shall be agreed upon by the parties hereto, on a business day to be agreed upon by the parties hereto. The Company shall notify the Agents by telephone, confirmed in writing, when funds shall have been received for all the Securities. Certificates for Securities shall be delivered directly to the purchasers thereof in accordance with their directions. Notwithstanding the foregoing, certificates for Securities purchased through Selected Dealers shall be made available to the Agents for inspection at least 24 hours prior to the Closing Time at such office as the Agents shall designate. The hour and date upon which the Company shall release for delivery all of the Securities, in accordance with the terms hereof, is herein called the “Closing Time.”

The Company will pay any stock issue and transfer taxes that may be payable with respect to the sale of the Securities.

In addition to the reimbursement of the expenses specified in Section 4 hereof:

(a) Sandler O’Neill will receive as compensation for its marketing agent services hereunder, 1.0% of the aggregate purchase price of the Securities sold in the Subscription and Community Offering, excluding in each case shares purchased by or on behalf of (i) any employee benefit plan or trust of the Company, the Mid-Tier Company or the Bank established for the benefit of their respective directors, officers and employees, (ii) any director, officer or employee of the Company, the Mid-Tier Company, or the Bank or members of their immediate families (which term shall mean parents, grandparents, spouse, siblings, children and grandchildren) whether directly or through a personal trust ((i) and (ii) collectively, “Insider Purchases”); provided, however, that in the event that greater than 10% of the total Securities offered in the Offerings are sold in the Subscription and Community Offering (exclusive of Insider Purchases), Sandler O’Neill will receive an additional fee of 2.0% of the aggregate purchase price of all Securities sold in the Subscription and Community Offering in excess of the 10% threshold; and

(b) With respect to any Securities sold by the Agents or a FINRA member firm (other than the Agents) under the Selected Dealers’ Agreement in the Syndicated Offering, the Agents will receive as compensation for their services hereunder: (i) a management fee of 1.0% of the aggregate purchase price of all Securities sold in the Syndicated Offering, of which 45% shall be paid to Sandler O’Neill, 25% shall be paid to each of Jefferies and Stifel Nicolaus and 2.5% shall be paid to each co-manager and (b) a selling concession of 4.0% of the aggregate purchase price of all Securities sold in the Syndicated Offering, of which 30% shall be paid to Sandler O’Neill, 30% shall be paid to each of Jefferies and Stifel Nicolaus and 5.0% shall be paid to each co-manager.

If this Agreement is terminated by the Representative in accordance with the provisions of Section 9(a) hereof or the Conversion is terminated by the Company, no fee under Sections 2(a) and 2(b) hereof shall be payable by the Company to the Agents; provided, however, that the Company shall reimburse the Agents for all of their reasonable out-of-pocket expenses up to $150,000 incurred prior to termination, including the reasonable fees and disbursements of counsel for the Agents in accordance with the provisions of Section 4 hereof. In addition, the Company shall be obligated to pay the fees and expenses as contemplated by the provisions of Section 4 hereof in the event of any such termination.

All fees payable to the Agents hereunder shall be payable in immediately available funds at Closing Time, or upon the termination of this Agreement, as the case may be.

SECTION 3. COVENANTS OF THE COMPANY, THE MID-TIER COMPANY, THE MHC AND THE BANK. The Company, the Mid-Tier Company, the MHC and the Bank jointly and severally covenant with the Agents as follows:

(a) The Company, the Mid-Tier Company, the MHC and the Bank will prepare and file such amendments or supplements to the Registration Statement, the Prospectus, the Conversion Application, the Members’ Proxy Statement and the Stockholders’ Proxy Statement as may hereafter be required by the Commission Regulations or the FRB Regulations or as may hereafter be requested by the Agents. Following completion of the Subscription and Community Offering, in the event of a Syndicated Offering or a Public Offering, the Company, the Mid-Tier Company, the MHC and the Bank will (i) promptly prepare and file with the Commission a post-effective amendment to the Registration Statement relating to the results of the Subscription and Community Offering, any additional information with respect to the proposed plan of distribution, including the Syndicated Offering or the Public Offering, if any, and any revised pricing information or (ii) if no such post-effective amendment is required, will file with the Commission a prospectus or prospectus supplement containing information relating to the results of the Subscription and Community Offering and pricing information pursuant to Securities Act Rule 424 of the Securities Act Regulations, in either case in a form acceptable to the Agents. The Company, the Mid-Tier Company, the MHC and the Bank will notify the Agents immediately, and confirm the notice in writing, (i) of the effectiveness of any post-effective amendment of the Registration Statement, the filing of any supplement to the Prospectus and the filing of any amendment to the Conversion Application, (ii) of the receipt of any comments from the Federal Reserve Board or the Commission with respect to the transactions contemplated by this Agreement or the Plan, (iii) of any request by the Commission or the Federal Reserve Board for any amendment to the Registration Statement or the Conversion Application or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Federal Reserve Board of any order suspending its approval of the Conversion Application or the initiation of any proceedings for that purpose, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, and (vi) of the receipt of any notice with respect to the suspension of any qualification of the Securities for offering or sale in any jurisdiction. The Company, the Mid-Tier Company, the MHC and the Bank will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(b) The Company represents and agrees that, unless it obtains the prior consent of the Agents and the Agents represent and agree that, unless they obtain the prior consent of the Company, they have not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Securities Act Rule 433, or that would constitute a “free writing prospectus,” as defined in Securities Act Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and the Agents is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has and will comply with the requirements of Securities Act Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping. The Company need not treat any communication as a free writing prospectus if it is exempt from the definition of prospectus pursuant to clause (a) of Section 2(a)(10) of the Securities Act without regard to Securities Act Rule 172 or 173.

(c) The Company, the Mid-Tier Company, the MHC and the Bank will give the Agents notice of their intention to file or prepare any amendment to the Conversion Application or Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus that the Company proposes for use in connection with the Syndicated Offering or the Public Offering of the Securities that differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Securities Act Regulations), will furnish the Agents with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Agents or counsel for the Agents may object.

(d) The Company, the Mid-Tier Company, the MHC and the Bank will deliver to the Agents as many signed copies and as many conformed copies of the Holding Company Application, the Conversion Application and the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) as the Agents may reasonably request, and from time to time such number of copies of the Prospectus as the Agents may reasonably request.

(e) During the period when the Prospectus is required to be delivered, the Company, the Mid-Tier Company, the MHC and the Bank will comply, at their own expense, with all requirements imposed upon them by the Federal Reserve Board, by the applicable FRB Regulations, as from time to time in force, and by the Nasdaq, Securities Act, the Securities Act Regulations, the Exchange Act, and the rules and regulations of the Commission promulgated thereunder, including, without limitation, Regulation M under the Exchange Act, so far as necessary to permit the continuance of sales or dealing in shares of Common Stock during such period in accordance with the provisions hereof and the Prospectus.

(f) If any event or circumstance shall occur as a result of which it is necessary, in the reasonable opinion of counsel for the Agents, to amend or supplement the Registration Statement or Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Company, the Mid-Tier Company, the MHC and the Bank will forthwith amend or supplement the Registration Statement or Prospectus (in form and substance satisfactory to counsel for the Agents) so that, as so amended or supplemented, the Registration Statement or Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, and the Company, the Mid-Tier Company, the MHC and the Bank will furnish to the Agents a reasonable number of copies of such amendment or supplement. For the purpose of this subsection, the Company, the Mid-Tier Company, the MHC and the Bank will each furnish such information with respect to itself as the Agents may from time to time reasonably request.

(g) The Company, the Mid-Tier Company, the MHC and the Bank will take all necessary action, in cooperation with the Agents, to qualify the Securities for offering and sale under the applicable securities laws of such states of the United States and other jurisdictions as the FRB Regulations may require and as the Agents and the Company have agreed; provided, however, that neither the Company, the Mid-Tier Company, the MHC nor the Bank shall be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. In each jurisdiction in which the Securities have been so qualified, the Company, the Mid-Tier Company, the MHC and the Bank will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement.

(h) The Company authorizes the Agents and any Selected Dealer to act as agents of the Company in distributing the Prospectus to persons entitled to receive subscription rights and other persons to be offered Securities having record addresses in the states or jurisdictions set forth in a survey of the securities or “blue sky” laws of the various jurisdictions in which the Offerings will be made (the “Blue Sky Survey”).

(i) The Company will make generally available to its security holders as soon as practicable, but not later than 60 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the Securities Act Regulations) covering a twelve month period beginning not later than the first day of the Company’s fiscal quarter next following the “effective date” (as defined in said Rule 158) of the Registration Statement.

(j) During the period ending on the third anniversary of the expiration of the fiscal year during which the closing of the transactions contemplated hereby occurs, the Company will furnish to its stockholders as soon as practicable after the end of each such fiscal year an annual report (including consolidated statements of financial condition and consolidated statements of income, stockholders’ equity and cash flows, certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and the Bank for such quarter in reasonable detail. In addition, such annual report and quarterly consolidated summary financial information shall be made public through the issuance of appropriate press releases at the same time or prior to the time of the furnishing thereof to stockholders of the Company.

(k) During the period ending on the third anniversary of the expiration of the fiscal year during which the closing of the transactions contemplated hereby occurs, the Company will furnish to the Agents (i) as soon as publicly available, a copy of each report or other document of the Company furnished generally to stockholders of the Company or furnished to or filed with the Commission under the Exchange Act or any national securities exchange or system on which any class of securities of the Company is listed, and (ii) from time to time, such other information concerning the Company as the Agents may reasonably request. For purposes of this paragraph, any document filed electronically with the Commission shall be deemed furnished to the Agents.

(l) The Company, the Mid-Tier Company, the MHC and the Bank will conduct the Conversion in all material respects in accordance with the Plan, the FRB Regulations, the Commission Regulations and all other applicable regulations, decisions and orders, including all applicable terms, requirements and conditions precedent to the Conversion imposed upon the Company, the Mid‑Tier Company, the MHC or the Bank by the Federal Reserve Board and the Commission.

(m) The Company, the Mid-Tier Company, the MHC and the Bank will comply, at their own expense, with all requirements imposed by the Commission, the Federal Reserve Board, and the Nasdaq or pursuant to the applicable Commission Regulations, FRB Regulations, and Nasdaq regulations as from time to time in force.

(n) The Company will promptly inform the Agents upon its receipt of service with respect to any material litigation or administrative action instituted with respect to the Conversion or the Offerings.

(o) Each of the Company and the Bank will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under “Use of Proceeds.”

(p) The Company will report the use of proceeds from the Offerings on its first periodic report filed pursuant to Sections 13(a) and 15(d) of the Exchange Act and on any subsequent periodic reports as may be required pursuant to Rule 463 of the Securities Act Regulations.

(q) The Company will maintain the effectiveness of the Exchange Act Registration Statement for not less than three years and will comply in all material respects with its filing obligations under the Exchange Act. For three years, the Company will use its best efforts to effect and maintain the listing of the Common Stock on the Nasdaq Global Select Market and, once listed on the Nasdaq Global Select Market, the Company will comply with all applicable corporate governance standards required by the Nasdaq Global Select Market. The Company will file with the Nasdaq Global Select Market all documents and notices required by the Nasdaq Global Select Market of companies that have issued securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq Global Select Market.

(r) The Company and the Bank will take such actions and furnish such information as are reasonably requested by the Agents in order for the Agents to ensure compliance with the FINRA Rule 5130.

(s) Other than in connection with any employee benefit plan or arrangement described in the Prospectus, the Company will not, without the prior written consent of the Agents, sell or issue, contract to sell or otherwise dispose of, any shares of Common Stock other than the Securities or the Exchange Shares for a period of 180 days following the Closing Time.

(t) During the period beginning on the date hereof and ending on the later of the third anniversary of the Closing Time or the date on which the Agents receive full payment in satisfaction of any claim for indemnification or contribution to which they may be entitled pursuant to Sections 6 or 7 hereof, respectively, made prior to the third anniversary of the Closing Time, neither the Company, the Mid-Tier Company, the MHC nor the Bank shall, without the prior written consent of the Agents, take or permit to be taken any action that could result in the Common Stock, the Mid-Tier Common Stock or the Bank Common Stock becoming subject to any security interest, mortgage, pledge, lien or encumbrance, with the exception of the intended loan to the Bank’s ESOP by the Company to enable the ESOP to purchase securities in an amount up to 4.0% of the Common Stock that will be sold in the Offerings.

(u) The Company, the Mid-Tier Company, the MHC and the Bank will comply with the conditions imposed by or agreed to with the Federal Reserve Board in connection with its approval of the Holding Company Application and the Conversion Application.

(v) During the period ending on the first anniversary of the Closing Time, the Bank will comply with all applicable law and regulation necessary for the Bank to continue to be a “qualified thrift lender” within the meaning of 12 U.S.C. Section 1467a(m).

(w) The Company shall not deliver the Securities or the Exchange Shares until the Company, the Mid-Tier Company, the MHC and the Bank have satisfied each condition set forth in Section 5 hereof, unless such condition is waived by the Agents.

(x) The MHC, the Mid-Tier Company, the Company or the Bank will furnish to the Representative as early as practicable prior to the Closing Date, but no later than two (2) full business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements of the Mid-Tier Company, which have been read by KPMG LLP, as stated in their letters to be furnished pursuant to subsections (f) and (h) of Section 5 hereof.

(y) During the period in which the Prospectus is required to be delivered, each of the Company, the Mid-Tier Company, the MHC and the Bank will conduct its business in compliance in all material respects with all applicable federal and state laws, rules, regulations, decisions, directives and orders, including all decisions, directives and orders of the Commission, the Federal Reserve Board, the OCC, the FDIC and the Nasdaq Global Select Market.

(z) None of the Company, the Mid-Tier Company, the MHC or the Bank will amend the Plan in any manner that would affect the sale of the Securities or the terms of this Agreement without the consent of the Representative.

(aa) The Company, the Mid-Tier Company, the MHC and the Bank will not, prior to the Closing Time, incur any liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business consistent with past practice, except as contemplated by the Prospectus.

(bb) The Company, the Mid-Tier Company, the MHC and the Bank will use all reasonable efforts to comply with, or cause to be complied with, the conditions precedent to the several obligations of the Agents specified in Section 5 hereof.

(cc) The Company, the Mid-Tier Company, the MHC and the Bank will provide the Representative with any information necessary to carry out the allocation of the Securities in the event of an oversubscription, and such information will be accurate and reliable in all material respects.

(dd) The Company, the Mid-Tier Company, the MHC and the Bank will notify the Representative when funds have been received for the minimum number of Securities set forth in the Prospectus.

(ee) The Company, the Mid-Tier Company, the MHC and the Bank will (i) use their best efforts to complete the conditions precedent to the Offerings and the Conversion in accordance with the Plan, the applicable FRB Regulations and all other applicable laws, regulations, decisions and orders, including all material terms, conditions, requirements and provisions precedent to the Conversion and the Offerings imposed upon the Company, the Mid-Tier Company, the MHC or the Bank by the Commission, the Federal Reserve Board or any other regulatory authority or Blue Sky authority, and to comply with those which the regulatory authority permits to be completed after the Conversion and the Offerings; and (ii) conduct the Conversion and the Offerings in the manner described in the Prospectus and in accordance with the Plan, the FRB Regulations and all other applicable material laws, regulations, decisions and orders, including in compliance with all terms, conditions, requirements and provisions precedent to the Conversion and the Offerings imposed upon the Company, the Mid-Tier Company, the MHC and the Bank by the Commission, the Federal Reserve Board, the FDIC or any other regulatory or Blue Sky authority.

SECTION 4. PAYMENT OF EXPENSES. If the Offering is consummated, the Agents shall bear all of their out-of-pocket expenses incurred in connection with the Offering, including fees and disbursements of their legal counsel. If the Offering is not consummated, the Company, the Mid-Tier Company, the MHC and the Bank jointly and severally agree to reimburse the Agents for their reasonable out-of-pocket expenses incurred in connection with the performance of its obligations under this Agreement, including, without limitation, legal fees and expenses, data processing fees and expenses, postage, document production, advertising, syndication and travel expenses, up to a maximum of $150,000; provided, however, that the Agents shall document such expenses to the reasonable satisfaction of the Company. All fees and expenses to which the Agents are entitled to reimbursement under this paragraph of this Section 4 shall be due and payable in cash upon termination of the Agents’ engagement or termination of the Offering, as the case may be.

The Company, the Mid-Tier Company, the MHC and the Bank jointly and severally agree to pay all expenses incident to the performance of their obligations under this Agreement, including without limitation, (i) the cost of obtaining all securities and bank regulatory approvals, including any required FINRA filing fees, (ii) the cost of printing and distributing the Offering materials, (iii) the costs of Blue Sky qualification (including fees and expenses of Blue Sky counsel) of the Securities in the various states, (iv) the fees and expenses incurred in connection with the listing of the Securities and the Exchange Shares on the Nasdaq Global Select Market, (v) all fees and disbursements of the Company’s counsel, accountants and other advisors, and (vi) the establishment and operational expenses for the Stock Information Center (e.g. postage, telephones, supplies, etc.). In the event the Agents incur any such fees and expenses on behalf of the Company, the Mid-Tier Company, the MHC or the Bank, the Bank will reimburse the Agents for such fees and expenses whether or not the Conversion is consummated; provided, however, that the Agent shall not incur any substantial expenses on behalf of the Company, the Mid-Tier Company, the MHC or the Bank pursuant to this Section 4 without the prior approval of the Bank.

SECTION 5. CONDITIONS OF AGENTS’ OBLIGATIONS. The Company, the Mid-Tier Company, the MHC, the Bank and the Agents agree that the issuance and the sale of Securities and the issuance of the Exchange Shares and all obligations of the Agents hereunder are subject to the accuracy of the representations and warranties of the Company, the Mid-Tier Company, the MHC and the Bank herein contained as of the date hereof and the Closing Time, to the accuracy of the statements of officers and directors of the Company, the Mid-Tier Company, the MHC and the Bank made pursuant to the provisions hereof, to the performance by the Company, the Mid-Tier Company, the MHC and the Bank of their obligations hereunder, and to the following further conditions:

(a) No stop order suspending the effectiveness of the Registration Statement, including any post-effective amendment thereto, shall have been issued under the Securities Act or proceedings therefor initiated or, to the knowledge of the Company, threatened by the Commission, no order suspending the Offerings or authorization for final use of the Prospectus, including any prospectus included in a post-effective amendment to the Registration Statement, shall have been issued or proceedings therefor initiated or threatened by the Commission or the Federal Reserve Board and no order suspending the sale of the Securities in any jurisdiction shall have been issued.

(b) At Closing Time, the Agents shall have received:

(1) The favorable opinion, dated as of Closing Time, of Luse Gorman Pomerenk & Schick, P.C., counsel for the Company, the Mid-Tier Company, the MHC and the Bank, in form and substance satisfactory to counsel for the Agents as attached hereto as Exhibit C.

(2) The favorable opinion, dated as of Closing Time, of Kilpatrick Townsend & Stockton LLP, counsel for the Agents, as to such matters as the Agents shall reasonably require.

(3) In addition to giving their opinions required by subsections (b)(l) and (b)(2), respectively, of this Section, Luse Gorman Pomerenk & Schick, P.C. and Kilpatrick Townsend & Stockton LLP shall each additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement (except for financial statements and schedules and other financial or statistical data included therein, as to which counsel need make no statement), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules and other financial or statistical data included therein, as to which counsel need make no statement), at the time the Registration Statement became effective or at Closing Time, or (if applicable) that the General Disclosure Package as of the Applicable Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In giving their opinions, Luse Gorman Pomerenk & Schick, P.C. and Kilpatrick Townsend & Stockton LLP may rely as to matters of fact on certificates of officers and directors of the Company, the Mid-Tier Company, the MHC and the Bank and certificates of public officials. Kilpatrick Townsend & Stockton LLP may also rely on the opinion of Luse Gorman Pomerenk & Schick, P.C.

(c) At Closing Time referred to in Section 2 hereof, the Company, the Mid-Tier Company, the MHC and the Bank shall have completed in all material respects the conditions precedent to the Conversion in accordance with the Plan, the applicable FRB Regulations and all other applicable laws, regulations, decisions and orders, including all terms, conditions, requirements and provisions precedent to the Conversion imposed upon the Company, the Mid-Tier Company, the MHC or the Bank by the Federal Reserve Board, or any other regulatory authority other than those which the Federal Reserve Board permits to be completed after the Conversion.

(d) At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any Material Adverse Effect, whether or not arising in the ordinary course of business and the Agents shall have received a certificate of the President and Chief Executive Officer of the Company, of the Mid‑Tier Company, of the MHC and of the Bank and the Executive Vice President, Chief Operating and Chief Financial Officer of the Company, of the Mid-Tier Company, of the MHC and of the Bank, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) there shall have been no material transaction entered into by the Company, the Mid-Tier Company, the MHC or the Bank from the latest date as of which the financial condition of the Company, the Mid-Tier Company, the MHC or the Bank, as set forth in the Registration Statement and the Prospectus other than transactions referred to or contemplated therein and transactions in the ordinary course of business consistent with past practice (iii) neither the Company, the Mid-Tier Company, the MHC nor the Bank shall have received from the Federal Reserve Board, the OCC or the FDIC any order or direction (oral or written) to make any material change in the method of conducting its business with which it has not complied (which order or direction, if any, shall have been disclosed in writing to the Agents) or which materially and adversely would affect the business, financial condition, results of operations or prospects of the Company, the Mid-Tier Company, the MHC or the Bank, considered as one enterprise, (iv) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (v) each of the Company, the Mid-Tier Company, the MHC and the Bank have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to Closing Time, (vi) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission and (vii) no order suspending the Federal Reserve Board’s approval of the Conversion Application, or the transactions contemplated thereby, has been issued and no proceedings for that purpose have been initiated or threatened by the Federal Reserve Board and no person has sought to obtain regulatory or judicial review of the action of the Federal Reserve Board in approving the Plan in accordance with the FRB Regulations nor has any person sought to obtain regulatory or judicial review of the action of the Federal Reserve Board in approving the Conversion Application.

(e) At the Closing Time, the Agents shall have received a certificate of the President and Chief Executive Officer of the Mid‑Tier Company, the Company and the Bank and the Executive Vice President and Chief Financial Officer of the Mid-Tier Company, the Company and the Bank, dated as of Closing Time, to the effect that (i) they have reviewed the contents of the Registration Statement and the Prospectus; (ii) based on each of their knowledge, the Registration Statement and the Prospectus do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which such statements were made, not misleading; and (iii) based on each of their knowledge, the financial statements and other financial information included in the Registration Statement and the Prospectus fairly present the financial condition and results of operations of the Mid-Tier Company and the Bank as of and for the dates and periods covered by the Registration Statement and the Prospectus.

(f) As of the date hereof, the Agents shall have received from KPMG LLP a letter dated such date, in form and substance satisfactory to the Agents, to the effect that: (i) they are independent public accountants with respect to the Company, the Mid-Tier Company, the MHC and the Bank within the meaning of the Code of Ethics of the AICPA, the Securities Act and the Securities Act Regulations and the FRB Regulations, they are registered with the PCAOB, and they are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act; (ii) it is their opinion that the consolidated financial statements and supporting schedules included in the Registration Statement and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Regulations; (iii) based upon limited procedures as agreed upon by the Agents and KPMG LLP set forth in detail in such letter, nothing has come to their attention which causes them to believe that (A) the unaudited consolidated financial statements and supporting schedules of the Mid-Tier Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act, the Securities Act Regulations and the FRB Regulations or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement and the Prospectus, (B) the unaudited amounts of net interest income and net income set forth under “Selected Consolidated Financial and Other Data” or under “Recent Developments” in the Prospectus do not agree with the amounts set forth in unaudited consolidated financial statements as of and for the dates and periods presented under such captions or such amounts were not determined on a basis substantially consistent with that used in determining the corresponding amounts in the audited financial statements included in the Registration Statement, (C) at a specified date not more than five (5) business days prior to the date of this Agreement, there has been any increase in the consolidated long term or short term debt of the Mid-Tier Company or any decrease in consolidated total assets, the allowance for loan losses, total deposits or net worth of the Mid-Tier Company, in each case as compared with the amounts shown in the June 30, 2012 consolidated balance sheets included in the Registration Statement or, (D) during the period from June 30, 2012 to a specified date not more than five (5) business days prior to the date of this Agreement, there were any decreases, as compared with the corresponding period in the preceding fiscal year, in total interest income, net interest income, net interest income after provision for loan losses, income before income tax expense or net income of the Mid-Tier Company, except in all instances for increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; and (iv) in addition to the examination referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are included in the Registration Statement and Prospectus and that are specified by the Agents, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company, the Mid-Tier Company, the MHC and the Bank identified in such letter.

(g) The “lock-up” agreements, each substantially in the form of Exhibit D hereto, between the Agents and the persons set forth on Exhibit E hereto, relating to sales and certain other dispositions of shares of Common Stock, Mid-Tier Company Common Stock or certain other securities, shall be delivered to the Agents on or before the date hereof and shall be in full force and effect on the Closing Time.

(h) At Closing Time, the Agents shall have received from KPMG LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f) of this Section, except that the specified date referred to shall be a date not more than five (5) days prior to Closing Time.

(i) At Closing Time, the Securities and Exchange Shares shall have been approved for quotation on the Nasdaq Global Select Market upon notice of issuance.

(j) At Closing Time, the Agents shall have received a letter from the Appraiser, dated as of the Closing Time, confirming its Appraisal.

(k) At Closing Time, counsel for the Agents shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities and Exchange Shares as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities and Exchange Shares as herein contemplated shall be satisfactory in form and substance to the Agents and counsel for the Agents.

(l) At any time prior to Closing Time, (i) there shall not have occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which, in the judgment of the Agents, are so material and adverse as to make it impracticable to market the Securities or to enforce contracts, including subscriptions or orders, for the sale of the Securities, and (ii) trading generally on either the American Stock Exchange, the New York Stock Exchange or the Nasdaq Stock Market shall not have been suspended, and minimum or maximum prices for trading shall not have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission or any other governmental authority, and a banking moratorium shall not have been declared by either Federal, New Jersey or New York authorities.

SECTION 6. INDEMNIFICATION.

(a) The Company, the Mid-Tier Company, the MHC and the Bank, jointly and severally, agree to indemnify and hold harmless the Agents, each person, if any, who controls the Agents, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and its respective partners, directors, officers, employees and agents as follows:

(i) from and against any and all loss, liability, claim, damage and expense whatsoever, as incurred, related to or arising out of the Conversion or any action taken by the Agents where acting as agents of the Company, the Mid-Tier Company, the MHC or the Bank or otherwise as described in Section 2 hereof;

(ii) from and against any and all loss, liability, claim, damage and expense whatsoever, as incurred, based upon or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the General Disclosure Package, any Issuer-Represented Free Writing Prospectus, when considered together with the General Disclosure Package, or any amendment or supplement thereto (including any post-effective amendment) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Members’ Proxy Statement, Stockholders’ Proxy Statement or the Prospectus or the General Disclosure Package or any Issuer-Represented Free Writing Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(iii) from and against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever described in clauses (i) or (ii) above, if such settlement is effected with the written consent of the Company, the Mid-Tier Company, the MHC or the Bank, which consent shall not be unreasonably withheld; and

(iv) from and against any and all expense whatsoever, as incurred (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by the Agents), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation, proceeding or inquiry by any governmental agency or body, commenced or threatened, or any claim pending or threatened whatsoever described in clauses (i) or (ii) above, to the extent that any such expense is not paid under clause (i), (ii) or (iii) above;

provided, however, that the indemnification provided for in this paragraph (a) shall not apply to any loss, liability, claim, damage or expense that (i) arises out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or the General Disclosure Package or any Issuer-Represented Free Writing Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading which was made in reliance upon and in conformity with the Agent Information, or (ii) is primarily attributable to the gross negligence, willful misconduct or bad faith of the Agents. To the extent required by law, the indemnification provided for in this paragraph (a) shall be subject to and limited by Section 23A of the Federal Reserve Act, as amended.

(b) The Agents agree to indemnify and hold harmless the Company and the Bank, their directors, each of their officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, of a material fact made in the Prospectus or the General Disclosure Package or any Issuer-Represented Free Writing Prospectus, or any amendment or supplement thereto in reliance upon and in conformity with the Agent Information.

(c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability that it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to no more than one local counsel in each separate jurisdiction in which any action or proceeding is commenced) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

(d) The Company, the Mid-Tier Company, the MHC and the Bank also agree that the Agents shall not have any liability (whether direct or indirect, in contract or tort or otherwise) to the MHC, the Mid-Tier Company and its security holders, the Company and its security holders or the MHC’s, the Mid-Tier Company’s, the Bank’s or the Company’s creditors relating to or arising out of the engagement of the Agents pursuant to, or the performance by the Agents of the services contemplated by, this Agreement, except to the extent that any liability is found in a final judgment by a court of competent jurisdiction to have resulted primarily from the Agents’ bad faith, willful misconduct or gross negligence.

(e) In addition to, and without limiting, the provisions of Section (6)(a)(iv) hereof, in the event that the Agents, any person, if any, who controls the Agents within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or any of its partners, directors, officers, employees or agents is requested or required to appear as a witness or otherwise gives testimony in any action, proceeding, investigation or inquiry brought by or on behalf of or against the Company, the Mid-Tier Company, the MHC, the Bank, the Agents or any of its respective affiliates or any participant in the transactions contemplated hereby in which the Agents or such person or agent is not named as a defendant, the Company, the Mid-Tier Company, the MHC and the Bank jointly and severally agree to reimburse the Agents and their partners, directors, officers, employees or agents for all reasonable and necessary out-of-pocket expenses incurred by them in connection with preparing or appearing as a witness or otherwise giving testimony and to compensate the Agents and their partners, directors, officers, employees or agents in an amount to be mutually agreed upon.

SECTION 7. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 6 hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company, the Mid-Tier Company, the MHC, the Bank, and the Agents shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company, the Mid-Tier Company, the MHC or the Bank and the Agents, as incurred, in such proportions (i) that the Agents are responsible for that portion represented by the percentage that the maximum aggregate marketing fees appearing on the cover page of the Prospectus bears to the maximum aggregate gross proceeds appearing thereon and the Company, the Mid-Tier Company, the MHC and the Bank are jointly and severally responsible for the balance or (ii) if, but only if, the allocation provided for in clause (i) is for any reason held unenforceable, in such proportion as is appropriate to reflect not only the relative benefits to the Company, the Mid-Tier Company, the MHC and the Bank on the one hand and the Agents on the other, as reflected in clause (i), but also the relative fault of the Company, the Mid-Tier Company, the MHC and the Bank on the one hand and the Agents on the other, as well as any other relevant equitable considerations; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls the Agents within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Agents, and each director of the Company, the Mid-Tier Company, the MHC and the Bank, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company, the Mid-Tier Company, the MHC or the Bank within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company, the Mid-Tier Company, the MHC and the Bank. Notwithstanding anything to the contrary set forth herein, to the extent permitted by applicable law, in no event shall the Agents be required to contribute an aggregate amount in excess of the aggregate marketing fees to which the Agents are entitled and actually paid pursuant to this Agreement.

SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company, the Mid-Tier Company, the MHC or the Bank submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agents or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities and the Exchange Shares.

SECTION 9. TERMINATION OF AGREEMENT

(a) The Representative may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any Material Adverse Effect, whether or not arising in the ordinary course of business, (ii) if there has occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which, in the judgment of the Representative, are so material and adverse as to make it impracticable to market the Securities or to enforce contracts, including subscriptions or orders, for the sale of the Securities, (iii) if trading generally on the Nasdaq Global Select Market, the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by any of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal, New Jersey or New York authorities, (iv) if any condition specified in Section 5 hereof shall not have been fulfilled when and as required to be fulfilled; (v) if there shall have been such material adverse change in the condition or prospects of the Company, the Mid-Tier Company, the MHC or the Bank or the prospective market for the Company’s Securities as in the Representative’s good faith opinion would make it inadvisable to proceed with the offering, sale or delivery of the Securities; (vi) if, in the Representative’s good faith opinion, the price for the Securities established by the Appraiser is not reasonable or equitable under then prevailing market conditions, or (vii) if the Conversion is not consummated on or prior to June 30, 2013.

(b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Sections 2 and 4 hereof relating to the reimbursement of expenses and except that the provisions of Sections 6 and 7 hereof shall survive any termination of this Agreement.

SECTION 10. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Agents shall be directed to directed to, in the case of Sandler O’Neill & Partners, L.P.: 1251 Avenue of the Americas, 6th Floor, New York, New York 10020, attention of General Counsel; in the case of Jefferies & Company, Inc.: 520 Madison Avenue, New York, New York 10022, attention of General Counsel; in the case of Stifel, Nicolaus & Company, Incorporated: 237 Park Avenue, 8th Floor, New York, New York 10017, attention of Lisa J. Schultz, Managing Director; with a copy to Gary R. Bronstein, Esquire at Kilpatrick Townsend & Stockton LLP, 607 14th Street, N.W., Suite 900, Washington, D.C. 20005; notices to the Company, the Mid-Tier Company, the MHC and the Bank shall be directed to any of them at 581 Main Street, Woodbridge, New Jersey 07095, Attention of John W. Alexander, President and Chief Executive Officer, with a copy to Edward A. Quint, Esquire, at Luse Gorman Pomerenk & Schick, P.C., 5335 Wisconsin Avenue, N.W., Suite 780, Washington, D.C. 20015.

SECTION 11. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Agents, the Company, the Mid‑Tier Company, the MHC and the Bank and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Agents, the Company, the Mid-Tier Company, the MHC and the Bank and their respective successors and the controlling persons and the partners, officers and directors referred to in Sections 6 and 7 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein or therein contained. This Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the Agents, the Company, the Mid-Tier Company, the MHC and the Bank and their respective successors, and said controlling persons, partners, officers and directors and their heirs, partners, legal representatives, and for the benefit of no other person, firm or corporation.

SECTION 12. ENTIRE AGREEMENT; AMENDMENT. This Agreement represents the entire understanding of the parties hereto with reference to the transactions contemplated hereby and supersedes any and all other oral or written agreements heretofore made, except for the engagement letter dated June 6, 2012, by and between Sandler O’Neill and the Mid-Tier Company, the MHC and the Bank, relating to Sandler O’Neill providing records management services in connection with the Conversion and (ii) the Underwriting Agreement, if entered into in connection with the Public Offering. No waiver, amendment or other modification of this Agreement shall be effective unless in writing and signed by the parties hereto.

SECTION 13. GOVERNING LAW AND TIME. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State without regard to the conflicts of laws provisions thereof. Unless otherwise noted, specified times of day refer to Eastern time.

SECTION 14. SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

SECTION 15. HEADINGS. Sections headings are not to be considered part of this Agreement, are for convenience and reference only, and are not to be deemed to be full or accurate descriptions of the contents of any paragraph or subparagraph.

[The next page is the signature page]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Agents on the one hand, and the Company, the Mid-Tier Company, the MHC and the Bank on the other in accordance with its terms.

Very truly yours,

NORTHFIELD BANCORP, INC.
(a Federal corporation)

By:	/s/ John W. Alexander
John W. Alexander
Chairman, President and Chief Executive Officer

NORTHFIELD BANCORP, INC.
(a Delaware corporation)

By:	/s/ John W. Alexander
John W. Alexander
Chairman, President and Chief Executive Officer

NORTHFIELD BANK

By:	/s/ John W. Alexander
John W. Alexander
Chairman, President and Chief Executive Officer

NORTHFIELD BANCORP, MHC

By:	/s/ John W. Alexander
John W. Alexander
Chairman, President and Chief Executive Officer

CONFIRMED AND ACCEPTED,

  as of the date first above written:

SANDLER O’NEILL & PARTNERS, L.P.

By:	SANDLER O’NEILL & PARTNERS CORP.,
the sole general partner

By:	/s/ Jennifer Docherty

Name:	Jennifer Docherty
Title:	Authorized Signatory

JEFFERIES & COMPANY, INC.

By:	/s/ Jason Reid

Name:	Jason Reid
Title:	Managing Director

STIFEL, NICOLAUS & COMPANY, INCORPORATED

By:	/s/ Robin P. Suskind

Name:	Robin P. Suskind
Title:	Managing Director

Exhibit A

Form of Underwriting Agreement

                     Shares

Northfield Bancorp, Inc.

(a Delaware corporation)

Common Stock

(par value $0.01 per share)

UNDERWRITING AGREEMENT

                     , 2013

SANDLER O’NEILL & PARTNERS, L.P.

JEFFERIES & COMPANY, INC.

STIFEL, NICOLAUS & COMPANY, INCORPORATED

  AS REPRESENTATIVES OF THE SEVERAL UNDERWRITERS

C/O SANDLER O’ NEILL & PARTNERS, L.P.

1251 Avenue of the Americas, 6th Floor

New York, New York 10022

Ladies and Gentlemen:

Northfield Bancorp, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”), for whom Sandler O’Neill & Partners, L.P. (“Sandler O’Neill”), Jefferies & Company, Inc. (“Jefferies”) and Stifel, Nicolaus & Company, Incorporated (“Stifel Nicolaus”) are acting as representatives (in such capacity, the “Representatives”), an aggregate of                      shares (the “Shares”) of the common stock, par value $0.01 per share (“Common Stock”), of the Company. The shares of Common Stock to be sold by the Company in the Offerings (as hereinafter defined), including the Shares being sold pursuant to this Agreement are hereinafter referred to collectively as the “Securities.”

The Shares are being sold in accordance with the Plan of Conversion and Reorganization (the “Plan”) adopted by the Boards of Directors of Northfield Bancorp, Inc., a federal “mid-tier” holding company (the “Mid-Tier Company”) and Northfield Bank, a federally chartered stock savings bank (the “Bank”) and the Board of Trustees of Northfield Bancorp, MHC, a federal mutual holding company (the “MHC”), pursuant to which the MHC intends to convert from the mutual to stock holding company form of organization pursuant to the following steps: (i) the establishment of the Company as a Delaware-chartered subsidiary of the Mid-Tier Company; (ii) the merger of the MHC with and into the Mid-Tier Company with the Mid-Tier Company as the surviving entity (the “MHC Merger”); (iii) the merger of the Mid-Tier Company with and into the Company with the Company as the surviving entity (the “Mid-Tier Company Merger”); and

(iv) the sale and exchange of Common Stock pursuant to the Plan. As a result of the MHC Merger and the Mid-Tier Company Merger, the Bank will become a wholly owned subsidiary of the Company. The outstanding shares of common stock of the Mid-Tier Company held by persons other than the MHC will be converted into Common Stock pursuant to an exchange ratio as defined in the Plan, which will result in the holders of such shares receiving and owning in the aggregate approximately the same percentage of the Common Stock to be outstanding upon the completion of the conversion as the percentage of Mid-Tier Company common stock owned by them in the aggregate immediately prior to consummation of the conversion before giving effect to (a) cash paid in lieu of any fractional interests of Common Stock and (b) any Securities purchased in the Offerings. The Company will sell and exchange the Common Stock pursuant to the Plan and regulations of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”).

Pursuant to the Plan, the Company offered to certain depositors of the Bank and to the Bank’s tax qualified employee benefit plans, including the Bank’s employee stock ownership plan (the “ESOP”) and 401(k) Savings Plan (collectively, the “Employee Plans”), rights to subscribe for shares of Common Stock in a subscription offering (the “Subscription Offering”). In addition, shares of Common Stock were offered to certain members of the general public in a community offering (the “Community Offering”). The Community Offering, together with the Subscription Offering, are herein referred to as the “Subscription and Community Offering.” The Subscription and Community Offering, and the underwritten public offering (“Public Offering”) to which this Agreement relates are hereinafter referred to collectively as the “Offerings.” The conversion and reorganization of the MHC from mutual to stock holding company form, the formation of the Company, the MHC Merger, the Mid-Tier Company Merger, the exchange of the Mid-Tier Company’s public stockholders’ shares for shares of Common Stock (the “Exchange Shares”), the acquisition of the capital stock of the Bank by the Company and the Offerings are hereinafter referred to collectively as the “Conversion.”

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (No. 333-181995), including a related prospectus, for the registration of the sale of the Securities under the Securities Act of 1933, as amended (the “Securities Act”), has filed such amendments thereto, if any, and such amended prospectuses as may have been required to the date hereof by the Commission in order to declare such registration statement effective, and will file such additional amendments thereto and such amended prospectuses and prospectus supplements as may hereafter be required. Such registration statement (as amended to date, if applicable, and as from time to time amended or supplemented hereafter) including post-effective amendments thereto containing the preliminary prospectus (the “Preliminary Prospectus”) and the final prospectus for the Public Offering, if any (the “Registration Statement”), and the prospectuses constituting a part thereof (including in each case all documents incorporated or deemed to be incorporated by reference therein and the information, if any, deemed to be a part thereof pursuant to the rules and regulations of the Commission promulgated under the Securities Act, as from time to time amended or supplemented pursuant to the Securities Act or otherwise (the “Securities Act Regulations”)) as well as the preliminary prospectus, if any, as defined in Rule 430A under the Securities Act Regulations and the prospectus for the Public Offering, if any, contained in a post-effective amendment to the Registration Statement), are hereinafter referred to as the “Registration

Statement” and the “Prospectus,” respectively, except that if any revised prospectus shall be used by the Company in connection with the Subscription and Community Offering, the Syndicated Offering or the Public Offering, if any, which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the Securities Act Regulations), the term “Prospectus” shall refer to such revised prospectus from and after the time it is first provided to the Representatives for such use and prior to the termination of the Public Offering of the Shares by the Underwriters.

Concurrently with the execution of this Agreement, the Company is delivering to the Representatives copies of the Prospectus of the Company to be used in the Public Offering. Such prospectus contains information with respect to the Bank, the Mid-Tier Company, the Company, the MHC and the Common Stock.

SECTION 1. REPRESENTATIONS AND WARRANTIES.

(a) The Company, the Mid-Tier Company, the Bank and the MHC jointly and severally represent and warrant to the Representatives as of the date hereof as follows:

(i) The Registration Statement has been declared effective by the Commission, no stop order has been issued with respect thereto and no proceedings therefor have been initiated or, to the knowledge of the Company, the Mid-Tier Company, the MHC and the Bank, threatened by the Commission. At the time the Registration Statement became effective and at the Time of Delivery referred to in Section 2 hereof, the Registration Statement complied and will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus as of the date hereof does not, and at the Time of Delivery referred to in Section 2 hereof will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information with respect to the Representatives furnished to the Company in writing by the Representatives or their counsel expressly for use in the Registration Statement or Prospectus (the “Underwriter Information,” which the Company, the Mid-Tier Company, the MHC and the Bank acknowledge appears only in the [last paragraph of the section entitled “Underwriting”] in the Prospectus.

(ii) At the time of filing the Registration Statement relating to the offering of the Shares and as of the date hereof, the Company was not, and is not, an ineligible issuer, as defined in Securities Act Rule 405. At the time of the filing of the Registration Statement and at the time of the use of any issuer free writing prospectus, as defined in Securities Act Rule 433(h), the Company met the conditions required by Securities Act Rules 164 and 433 for the use of a free writing prospectus. If required to be filed, the Company has filed any issuer free writing prospectus related to the Securities at the time it is required to be filed under Securities Act Rule 433 and, if not required to be filed, will retain such free writing prospectus in the Company’s records pursuant to Securities Act Rule 433(g) and if any issuer free writing prospectus is used after the date hereof in connection with the offering of the Securities, the Company will file or retain such free writing prospectus as required by Securities Act Rule 433.

(iii) As of the Applicable Time, neither (i) the Issuer-Represented General Free Writing Prospectus(es) issued at or prior to the Applicable Time and the Statutory Prospectus, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Issuer-Represented Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Prospectus included in the Registration Statement relating to the Securities or any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Representatives specifically for use therein. As used in this paragraph and elsewhere in this Agreement:

1. “Applicable Time” means     :00 [a./p] m., Eastern Time, on the date of this Agreement.

2. “Statutory Prospectus”, as of any time, means the preliminary prospectus and the final prospectus relating to the Shares that is included in the Registration Statement relating to the Shares immediately prior to the Applicable Time, including any document incorporated by reference therein.

3. “Issuer-Represented Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Securities Act Rule 433(h), relating to the Securities. The term does not include any writing exempted from the definition of prospectus pursuant to clause (a) of Section 2(a)(10) of the Securities Act, without regard to Securities Act Rule 172 or Securities Act Rule 173.

4. “Issuer-Represented General Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is intended for general distribution to prospective investors.

5. “Issuer-Represented Limited-Use Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is not an Issuer-Represented General Free Writing Prospectus. The term Issuer-Represented Limited-Use Free Writing Prospectus also includes any “bona fide electronic road show,” as defined in Securities Act Rule 433, that is made available without restriction pursuant to Securities Act Rule 433(d)(8)(ii) or otherwise, even though not required to be filed with the Commission.

(iv) Each Issuer-Represented Free Writing Prospectus, as of its date of first use and at all subsequent times through the completion of the Offerings and sale of the Securities or until any earlier date that the Company notified or notifies the Representatives (as described in the next sentence), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement relating to the Securities, including any document incorporated by reference therein that has not been superseded or modified. If at any time following the date of first use of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Securities or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company has notified or will notify promptly the Representatives so that any use of such Issuer-Represented Free-Writing Prospectus may cease until it is amended or supplemented and the Company has promptly amended or will promptly amend or supplement such Issuer-Represented Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing two sentences do not apply to statements in or omissions from any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Representatives specifically for use therein.

(v) The Company has filed with the Federal Reserve Board the Company’s application for approval of its acquisition of the Bank, which includes the mergers described above (the “Holding Company Application”) on Form H-(e)1-S promulgated under the savings and loan holding company provisions of the Home Owners’ Loan Act, as amended (the “HOLA”) and the regulations promulgated thereunder. The Company has received written notice from the Federal Reserve Board of its approval of the acquisition of the Bank, such approval remains in full force and effect and no order has been issued by the Federal Reserve Board suspending or revoking such approval and no proceedings therefor have been initiated or, to the knowledge of the Company, the Mid-Tier Company, the MHC or the Bank, threatened by the Federal Reserve Board. At the date of such approval and at the Time of Delivery referred to in Section 2 hereof, the Holding Company Application complied and will comply in all material respects with the applicable provisions of HOLA and the regulations promulgated thereunder and the Holding Company Application is truthful and accurate in all material respects.

(vi) Pursuant to the rules and regulations of the Federal Reserve Board (the “FRB Regulations”), the MHC has filed with the Federal Reserve Board an Application for Approval of Conversion on Form AC, and has filed such amendments thereto and supplementary materials as may have been required to the date hereof (such application, as amended to date, if applicable, and as from time to time amended or supplemented hereafter, is hereinafter referred to as the “Conversion Application”). The Offerings and the Plan have been duly adopted by the Boards of Directors the Mid-Tier Company and the Bank and the Board of Trustees of the MHC and such adoption has not since been rescinded or revoked. The Conversion Application has been approved by the Federal Reserve Board. Such approval remains in full force and effect and no order has been issued by the Federal Reserve Board suspending or revoking such approval and no proceedings therefor have been initiated or, to the knowledge of the Company, the Mid-Tier Company, the MHC or the Bank, threatened by the Federal Reserve Board. At the date of such approval and at the Time of Delivery referred to in Section 2 hereof, the Conversion Application complied and will comply in all material respects with the applicable provisions of the FRB Regulations.

(vii) At the time of their use, the Members’ Proxy Statement, the Stockholders’ Proxy Statement and any other proxy solicitation materials will comply in all material respects with the applicable provisions of the FRB Regulations and the applicable rules and regulations of the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as from time to time amended or supplemented pursuant to the Exchange Act or otherwise (the “Exchange Act Regulations”) (the Securities Act Regulations and the Exchange Act Regulations are collectively referred to herein as the “Commission Regulations”), and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company and the MHC will promptly file the Prospectus and any supplemental sales literature with the Commission and the Federal Reserve Board. The Prospectus and all supplemental sales literature, as of the date the Registration Statement became effective and at the Time of Delivery referred to in Section 2 hereof, complied and will comply in all material respects with the applicable requirements of the FRB Regulations and the Securities Act Regulations and, at or prior to the time of their first use, will have received all required authorizations of the Federal Reserve Board (if any) and Commission for use in final form.

(viii) None of the Commission, the Federal Reserve Board, or any “Blue Sky” authority has, by order or otherwise, prevented or suspended the use of the Members’ Proxy Statement, the Stockholders’ Proxy Statement, the Prospectus or any supplemental sales literature authorized by the Company, the Mid-Tier Company, the MHC or the Bank for use in connection with the Offerings, and no proceedings for such purposes are pending or threatened.

(ix) At the Time of Delivery referred to in Section 2 hereof, the Company, the Mid-Tier Company, the MHC and the Bank will have completed the conditions precedent to the Conversion in accordance with the Plan, the applicable FRB Regulations and all other applicable laws, regulations, decisions and orders, including all material terms, conditions, requirements and provisions precedent to the Conversion imposed upon the Company, the Mid-Tier Company, the MHC or the Bank by the Federal Reserve Board, or any other regulatory authority, other than those which the regulatory authority permits to be completed after the Conversion. The Conversion, the Offerings and other transactions contemplated hereby do not and will not require any material consent, approval, authorization or permit or filing with any other governmental agency or regulatory authority, except as disclosed in the Prospectus.

(x) RP Financial, LC. (the “Appraiser”), which prepared the valuation of the Bank as part of the Conversion, has advised the Company, the Mid-Tier Company, the MHC and the Bank in writing that it satisfies all requirements for an appraiser set forth in the FRB Regulations and any interpretations or guidelines issued by the Federal Reserve Board or its staff with respect thereto.

(xi) KPMG LLP, the accountants who audited the consolidated financial statements of the Mid-Tier Company for the three-year period ended December 31, 2011 and reported on the six month periods ended June 30, 2012 and 2011 included in the Registration Statement have advised the Company, the Mid-Tier Company, the MHC and the Bank in writing that they are independent public accountants within the meaning of Rule 101 of the American Institute of Certified Public Accountants (the “AICPA”), that they are registered with the Public Company Accounting Oversight Board (the “PCAOB”), and such accountants are, with respect to the Company, the Mid-Tier Company, the MHC and the Bank, independent certified public accountants as required by the Securities Act, the Securities Act Regulations and FRB Regulations and such accountants are not in violation of the auditors independence requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”).

(xii) The only direct subsidiaries of the Mid-Tier Company are the Bank and Northfield Investments, Inc.; the direct subsidiaries of the Bank are NSB Insurance Agency and NSB Services Corp.; the only subsidiary of NSB Services Corp. is NSB Realty Trust (collectively, the “Subsidiaries”). Except for the Subsidiaries, none of the Company, the Mid-Tier Company, the MHC, and the Bank, directly or indirectly, control any other corporation, limited liability company, partnership, joint venture, association, trust or other business organization. Upon completion of the Conversion, the direct subsidiaries of the Company will be the Bank and Northfield Investments, Inc.

(xiii) The consolidated financial statements and the related notes thereto included in the Registration Statement and the Prospectus present fairly the financial position of the Mid-Tier Company and its Subsidiaries at the dates indicated and the results of operations, retained earnings, stockholders’ equity and cash flows for the periods specified, and comply as to form with the applicable accounting requirements of the Securities Act Regulations and the FRB Regulations; except as otherwise stated in the Registration Statement and Prospectus, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis except as noted therein. The other financial, statistical and pro forma information and related notes included in the Prospectus present fairly the information shown therein on a basis consistent with the audited and unaudited financial statements included in the Prospectus, and as to the pro forma adjustments, the adjustments made therein have been consistently applied on the basis described therein.

(xiv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein: (A) there has been no Material Adverse Effect, whether or not arising in the ordinary course of business, (B) except for transactions specifically referred to or contemplated in the Registration Statement and Prospectus, there have been no transactions entered into by the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company, the Mid-Tier Company, the MHC and the Bank, (C) the capitalization, liabilities, assets, properties and business of the Company, the Mid-Tier Company, the MHC and the Bank conform in all material respects to the descriptions contained in the Prospectus and none of the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries has any material liabilities of any kind, contingent or otherwise, except as disclosed in the Registration Statement or the Prospectus and (D) none of the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries has issued any securities or incurred any liability or obligation, direct or contingent, or borrowed money, except borrowings in the ordinary course of business consistent with past practice from the same or similar sources and in similar amounts as indicated in the Prospectus, except that the Company will issue 100 shares of its Common Stock to the Bank in connection with its formation, which shares will be cancelled prior to the Time of Delivery.

(xv) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the transactions contemplated hereby; and the Company is duly qualified to transact business in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the financial condition, results of operations, business affairs or prospects of the Company, the Mid-Tier Company, the MHC, the Bank and the Subsidiaries, considered as one enterprise (a “Material Adverse Effect”).

(xvi) Upon consummation of the Conversion, the authorized, issued and outstanding capital stock of the Company will be within the range as set forth in the Prospectus under “Capitalization” (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus); except as set forth elsewhere in this Agreement, no shares of Common Stock have been or will be issued and outstanding prior to the Time of Delivery referred to in Section 2 hereof; at the time of the Conversion, the Securities will have been duly authorized for issuance and, when issued and delivered by the Company pursuant to the Plan against payment of the consideration calculated as set forth in the Plan and stated on the cover page of the Prospectus, will be duly and validly issued and fully paid and nonassessable; the Exchange Shares have been duly authorized for issuance and, when issued, will be duly and validly issued and fully paid and nonassessable; the terms and provisions of the Common Stock and the other capital stock of the Company conform to all statements relating thereto contained in the Prospectus; the certificates representing the shares of Common Stock will conform to the requirements of applicable law and regulations; and the issuance of the Securities and the Exchange Shares is not subject to preemptive or other similar rights except for subscription rights granted under the Plan in accordance with FRB Regulations.

(xvii) The Mid-Tier Company has been duly chartered and is validly existing as a corporation under the laws of the United States of America with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement. The MHC has been duly chartered and is validly existing as a mutual holding company under the laws of the United States of America with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement.

(xviii) Each of the Mid-Tier Company and the MHC is duly qualified to transact business in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect.

(xix) The MHC has no capital stock. All holders of the savings, demand or other authorized accounts of the Bank are members of the MHC.

(xx) The Mid-Tier Company and the Bank have been duly organized and are validly existing as a federally chartered mid‑tier holding company and savings association in stock form, respectively, in both instances with full corporate power and authority to own, lease and operate their respective properties and to conduct their respective business as described in the Prospectus and to enter into and perform their respective obligations under this Agreement and the transactions contemplated hereby. Upon consummation of the Conversion, the Bank will continue to be a federally chartered savings association in stock form. The Mid-Tier Company, the Company, the MHC, the Bank and the Subsidiaries have obtained all licenses, permits and other governmental authorizations currently required for the conduct of their respective businesses or required for the conduct of their respective businesses as contemplated by the Holding Company Application and the Conversion Application, except where the failure to obtain such licenses, permits or other governmental authorizations would not have a Material Adverse Effect. All such licenses, permits and other governmental authorizations are in full force and effect and the Mid-Tier Company, the Company, the MHC, the Bank and the Subsidiaries are in all material respects in compliance therewith. Neither the Mid-Tier Company, the Company, the MHC nor the Bank has received notice of any proceeding or action relating to the revocation or modification of any such license, permit or other governmental authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might have a Material Adverse Effect.

(xxi) The Bank is a member in good standing of the Federal Home Loan Bank of New York; the deposit accounts of the Bank are insured by the FDIC up to the applicable limits and upon consummation of the Conversion, the liquidation accounts for the benefit of eligible account holders and supplemental eligible account holders will be duly established in accordance with the requirements of the FRB Regulations. The Bank is a “qualified thrift lender” within the meaning of 12 U.S.C. Section 1467a(m).

(xxii) The authorized capital stock of the Company consists of 150,000,000 shares of Common Stock and 25,000,000 shares of preferred stock, par value $0.01 per share (the “Company Preferred Stock”); except for 100 shares of Company Common Stock issued to the Mid-Tier Company, which shares will be cancelled prior to the Time of Delivery, no shares of Company Common Stock and no shares of Company Preferred Stock have been or will be issued and outstanding prior to the Time of Delivery. The authorized capital stock of the Mid-Tier Company consists of 90,000,000 shares of common stock, par value $0.01 per share (the “Mid-Tier Company Common Stock”) and 10,000,000 shares of preferred stock, par value $0.01 per share (the “Mid-Tier Company Preferred Stock”), of which                      shares of Mid-Tier Company Common Stock and no shares of Mid-Tier Company Preferred Stock are issued and outstanding as of the date hereof. The authorized capital stock of the Bank consists of 90,000,000 shares of common stock, par value $1.00 per share (the “Bank Common Stock”) and 10,000,000 shares of preferred stock, par value $1.00 per share (the “Bank Preferred Stock”), of which 100 shares of Bank Common Stock and no shares of Bank Preferred Stock are issued and outstanding as of the date hereof. No additional shares of Company Common Stock, Mid-Tier Company Common Stock or Bank Common Stock, and no shares of Company Preferred Stock, Mid-Tier Company Preferred Stock or Bank Preferred Stock will be issued prior to the Time of Delivery referred to in Section 2 hereof, except for shares of Mid-Tier Company common stock that may be issued upon the exercise of options granted under the Mid-Tier Company’s 2008 Equity Incentive Plan. The issued and outstanding shares of Company Common Stock, Mid-Tier Company Common Stock and Bank Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and have been issued in compliance with all federal and state securities laws. The MHC owns 24,641,684 shares of Mid-Tier Company Common Stock beneficially and of record free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. The terms and provisions of the Company Common Stock and Mid-Tier Company Common Stock conform to all statements relating thereto contained in the Prospectus. The shares of Bank Common Stock to be issued to the Company will have been duly authorized for issuance and, when issued and delivered by the Bank pursuant to the Plan against payment of the consideration described in the Plan and in the Prospectus, will be duly and validly issued and fully paid and nonassessable, and all such Bank Common Stock will be owned beneficially and of record by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance or legal or equitable claim; and the certificates representing the shares of the Bank Common Stock will conform with the requirements of applicable laws and regulations. The issuance of the Bank Common Stock is not subject to preemptive or similar rights.

(xxiii) The Company, the Mid-Tier Company, the MHC and the Bank have taken all corporate action necessary for them to execute, deliver and perform this Agreement and the transactions contemplated hereby, and this Agreement has been duly executed and delivered by, and is the valid and binding agreement of, the Company, the Mid-Tier Company, the MHC and the Bank, enforceable against each of them in accordance with its terms, except as may be limited by bankruptcy, insolvency or similar laws and the availability of equitable remedies.

(xxiv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Time of Delivery, except as otherwise may be indicated or contemplated therein, none of the Company, the Mid‑Tier Company, the MHC or the Bank will have (A) except as otherwise set forth herein issued any securities or incurred any liability or obligation, direct or contingent, or borrowed money, except borrowings in the ordinary course of business from the same or similar sources and in similar amounts as indicated in the Prospectus and except for shares of Mid-Tier Company Common Stock that may be issued upon the exercise of stock options granted under the Company’s 2008 Equity Incentive Plan, or (B) entered into any transaction or series of transactions which is material in light of the business of each of the Company, the Mid-Tier Company, the MHC and the Bank.

(xxv) No approval of any regulatory or supervisory or other public authority is required of the Company, the Mid-Tier Company, the MHC or the Bank in connection with the execution and delivery of this Agreement, the issuance of the Securities, including the Shares, and the Exchange Shares or the consummation of the Conversion that has not been obtained and a copy of which has been delivered to the Representatives, except as may be required under the securities laws of various jurisdictions.

(xxvi) None of the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries is in violation of their respective charters or certificates of incorporation, organization certificates, articles of incorporation or bylaws; and none of the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries is in default (nor has any event occurred which, with notice or lapse of time or both, would constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries is subject, except for such defaults that would not, individually or in the aggregate, have a Material Adverse Effect; and there are no contracts or documents of the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries that are required to be filed as exhibits to the Registration Statement, the Conversion Application or the Holding Company Application that have not been so filed.

(xxvii) The Conversion, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein, have been duly authorized by all necessary corporate action on the part of the Company, the Mid-Tier Company, the MHC and the Bank, do not and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Mid-Tier Company, the MHC or the Bank pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company, the Mid-Tier Company, the MHC or the

Bank is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company, the Mid‑Tier Company, the MHC or the Bank is subject, except for such conflicts, breaches or defaults that would not, individually or in the aggregate, have a Material Adverse Effect; nor will such action result in any violation of the provisions of the respective certificate of incorporation, organization certificate, articles of incorporation or charter or bylaws of the Company, the Mid‑Tier Company, the MHC or the Bank, or any applicable law, administrative regulation or administrative or court decree.

(xxviii) No labor dispute with the employees of the Company, the Mid-Tier Company, the MHC or the Bank exists or, to the knowledge of the Company, the Mid-Tier Company, the MHC or the Bank, is imminent or threatened; and the Company, the Mid-Tier Company, the MHC and the Bank are not aware of any existing or threatened labor disturbance by the employees of any of its principal suppliers or contractors that might be expected to result in any Material Adverse Effect.

(xxix) Each of the Company, the Mid-Tier Company, the MHC, the Bank and the Subsidiaries has good and marketable title to all properties and assets for which ownership is material to the business of the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries and to those properties and assets described in the Prospectus as owned by them, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus or are not material in relation to the business of the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries, considered as one enterprise; and all of the leases and subleases material to the business of the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries under which the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries hold properties, including those described in the Prospectus, are valid and binding agreements of the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries, enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency or similar laws and availability of equitable remedies.

(xxx) None of the Company, the Mid-Tier Company, the MHC, the Bank or the Subsidiaries is in violation of any order or directive from the Federal Reserve Board, the Office of the Comptroller of the Currency (the “OCC”), the FDIC, the Commission or any regulatory authority to make any material change in the method of conducting its respective businesses; the Company, the Mid-Tier Company, the MHC and the Bank, and their respective subsidiaries, have conducted and are conducting their business so as to comply in all material respects with all applicable statutes, regulations and administrative and court decrees (including, without limitation, all regulations, decisions, directives and orders of the Federal Reserve Board, the OCC, the FDIC and the Commission). Except as disclosed in the Prospectus, neither the Company, the Mid-Tier Company, the MHC, the Bank nor any of the Subsidiaries is subject or is party to, or has received any notice or advice that any of them may become subject or party to, any investigation with respect to any cease-and-desist order, agreement, consent agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been a recipient of any supervisory letter from, or has adopted any board resolutions at the request of, any Regulatory Agency (as defined below) that currently restricts in any material respect the conduct of their business or that in any material manner relates to their capital adequacy, their credit policies, their management or their business (each, a “Regulatory Agreement”), nor has the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries been advised by any Regulatory Agency that it is considering issuing or requesting any such Regulatory Agreement; and, except as disclosed in the Prospectus, there is no unresolved violation, criticism or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries that, in the reasonable judgment of the Company, the Mid-Tier Company, the MHC or the Bank, is expected to result in a Material Adverse Effect, or that might materially and adversely affect the properties or assets thereof or that might materially and adversely affect the consummation of the Conversion or the performance of this Agreement. As used herein, the term “Regulatory Agency” means any federal or state agency charged with the supervision or regulation of depositary institutions or holding companies of depositary institutions, or engaged in the insurance of depositary institution deposits, or any court, administrative agency or commission or other governmental agency, authority or instrumentality having supervisory or regulatory authority with respect to the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries.

(xxxi) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, the Mid-Tier Company, the MHC or the Bank, threatened, against or affecting the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries that is required to be disclosed in the Registration Statement (other than as disclosed therein), or that might result in any Material Adverse Effect or that might materially and adversely affect the properties or assets thereof, the performance of this Agreement or the consummation of the Conversion; all pending legal or governmental proceedings to which the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries is a party or of which any of their respective property or assets is the subject that are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are considered in the aggregate not material; and there are no material contracts or documents of the Company, the Mid-Tier Company, the MHC, the Bank or any of the Subsidiaries that are required to be filed as exhibits to the Registration Statement, the Conversion Application or the Holding Company Application that have not been so filed.

(xxxii) The Company, the Mid-Tier Company, the MHC and the Bank have obtained (i) an opinion of its counsel, Luse Gorman Pomerenk & Schick, P.C. with respect to the legality of the Securities and the Exchange Shares to be issued and the federal income tax consequences of the Conversion and (ii) the opinion of Crowe Horwath LLP with respect to the New York and New Jersey state tax consequences of the Conversion, copies of which are filed as exhibits to the Registration Statement; all material aspects of the aforesaid opinions are accurately summarized in the Prospectus; the facts and representations upon which such opinions are based are truthful, accurate and complete in all material respects; and neither the Company, the Mid-Tier Company, the MHC nor the Bank has taken or will take any action inconsistent therewith.

(xxxiii) The Company is not and, upon completion of the Conversion and the Offerings and sale of the Common Stock and the application of the net proceeds therefrom, will not be, required to be registered under the Investment Company Act of 1940, as amended.

(xxxiv) All of the loans represented as assets on the most recent consolidated financial statements or selected financial information of the Mid-Tier Company included in the Prospectus meet or are exempt from all requirements of federal, state or local law pertaining to lending, including, without limitation, truth in lending (including the requirements of Regulations Z and 12 C.F.R. Part 226), real estate settlement procedures, consumer credit protection, equal credit opportunity and all disclosure laws applicable to such loans, except for violations which, if asserted, would not result in a Material Adverse Effect.

(xxxv) To the knowledge of the Company, the Mid-Tier Company, the MHC and the Bank, with the exception of the intended loan to the Bank’s ESOP by the Company to enable the ESOP to purchase securities in an amount up to 4.0% of the Common Stock that will be sold in the Offerings, none of the Company, the Mid-Tier Company, the MHC, the Bank or their employees has made any payment of funds of the Company, the Mid-Tier Company, the MHC or the Bank as a loan for the purchase of the Common Stock or made any other payment of funds prohibited by law, and no funds have been set aside to be used for any payment prohibited by law.

(xxxvi) Each of the Company, the Mid-Tier Company, the MHC, the Bank and the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (c) access to assets is permitted only in accordance with management’s general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(xxxvii) The Company, the Mid-Tier Company, the MHC, the Bank and the Subsidiaries are in compliance in all material respects with the applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transaction Reporting Act of 1970, as amended, and the rules and regulations thereunder. The Bank has established compliance programs and is in compliance in all material respects with the requirements of the USA PATRIOT Act and all applicable regulations promulgated thereunder, and, except as disclosed in the Prospectus, there is no charge, investigation, action, suit or proceeding before any court, regulatory authority or governmental agency or body pending or, to the knowledge of the Company, the Mid‑Tier Company, the MHC and the Bank, threatened regarding the Bank’s compliance with the USA PATRIOT Act or any regulations promulgated thereunder.

(xxxviii) None of the Company, the Mid-Tier Company, the MHC, the Bank or any Subsidiary nor any properties owned or operated by the Company, the Mid-Tier Company, the MHC, the Bank or any Subsidiary is in material violation of or liable under any Environmental Law (as defined below). There are no actions, suits or proceedings, or demands, claims, notices or investigations (including, without limitation, notices, demand letters or requests for information from any environmental agency) instituted or pending, or to the knowledge of the Company, the Mid-Tier Company, the MHC or the Bank threatened, relating to the liability of any property owned or operated by the Company, the Mid-Tier Company, the MHC, the Bank or any Subsidiary, under any Environmental Law, except for such actions, suits or proceedings, or demands, claims, notices or investigations that, individually or in the aggregate, would not have a Material Adverse Effect. For purposes of this subsection, the term “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, order, judgment, decree, injunction or agreement with any regulatory authority relating to (i) the protection, preservation or restoration of the environment (including, without limitation, air, water, vapor, surface water, groundwater, drinking water supply, surface soil, subsurface soil, plant and animal life or any other natural resource), and/or (ii) the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of any substance presently listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated, whether by type or by quantity, including any material containing any such substance as a component.

(xxxix) The Company, the Mid-Tier Company, the MHC, the Bank and each Subsidiary have filed all federal, state and local income and franchise tax returns required to be filed and have made timely payments of all taxes shown as due and payable in respect of such returns, and no deficiency has been asserted with respect thereto by any taxing authority. The Company, the Mid-Tier Company, the MHC and the Bank have no knowledge of any tax deficiency that has been asserted or could be asserted against the Company, the Mid-Tier Company, the MHC or the Bank.

(xl) The Company has received all approvals required to consummate the Conversion and to have the Securities and Exchange Shares quoted on the Nasdaq Global Select Market effective as of the Time of Delivery referred to in Section 2 hereof.

(xli) At or prior to the Closing, the Company will have filed a Form 8-K/12g or a Form 8-A for the Securities and Exchange Shares to be registered under Section 12(b) of the Exchange Act.

(xlii) There are no affiliations or associations (as such terms are defined by the Financial Industry Regulatory Authority (“FINRA”)) between any member of the FINRA and any of the MHC’s, the Mid-Tier Company’s, the Company’s or the Bank’s officers or directors.

(xliii) The Company, the Mid-Tier Company, the MHC, the Bank and each Subsidiary carries, or is covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value for their respective properties as is customary for companies engaged in similar industries.

(xliv) The Company, the Mid-Tier Company, the MHC and the Bank have not relied on the Representatives or their counsel for any legal, tax or accounting advice in connection with the Conversion.

(xlv) The records of eligible account holders, supplemental eligible account holders and other depositors are accurate and complete in all material respects.

(xlvi) The Company, the Mid-Tier Company, the MHC, the Bank and each Subsidiary are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company, the Mid-Tier Company, the MHC, the Bank or any Subsidiary, respectively, would have any liability; each of the Company, the Mid-Tier Company, the MHC, the Bank and each Subsidiary has not incurred and does expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company, the Mid-Tier Company, the MHC, the Bank and any Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, that would cause the loss of such qualification.

(xlvii) Each of the Company and the Mid-Tier Company is in compliance with the applicable provisions of the Sarbanes-Oxley Act, the rules and regulations of the Commission thereunder, and the Nasdaq corporate governance rules applicable to them, and will use its best efforts to comply with those provisions of the Sarbanes-Oxley Act and the Nasdaq corporate governance rules that will become effective in the future upon their effectiveness.

(xlviii) Each Subsidiary has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its incorporation, has full power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect; the activities of each Subsidiary are permitted to subsidiaries of a federally chartered savings bank and a federally chartered mutual holding company by the rules and regulations of the Federal Reserve Board or the applicable regulations of the OCC; all of the issued and outstanding capital stock or ownership interests of each Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Mid-Tier Company or the Bank, as the case may be, directly, free and clear of any security interest, mortgage, pledge, lien, encumbrance or legal or equitable claim; and there are no warrants, options or rights of any kind to acquire shares of capital stock of any Subsidiary.

(xlix) The Company has not directly or indirectly distributed, and will not distribute any offering materials in connection with the offering and sale of the Shares other than any preliminary prospectus, the Prospectus and other materials, if any, permitted under the Securities Act and consistent with Section 3(a) below, and the Company has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Shares.

(l) The Company, the Mid-Tier Company, the MHC and the Bank hereby affirm and incorporate herein the Representations and Warranties contained in the Agency Agreement dated November     , 2012 by and among the Company, the Mid-Tier Company, the MHC and the Bank and the Representatives (the “Agency Agreement”).

(b) Any certificate signed by any officer of the Company, the Mid-Tier Company, the MHC or the Bank and delivered to either of the Representatives or counsel for the Representatives shall be deemed a representation and warranty by the Company, the Mid‑Tier Company, the MHC or the Bank to the Representatives as to the matters covered thereby.

SECTION 2. PURCHASE, SALE AND DELIVERY OF THE SHARES.

(a) Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of [$10.00], the number of Shares set forth opposite the name of such Underwriter in Schedule I hereto.

(b) Upon the authorization by you of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions set forth in the Prospectus.

(c) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request (or in the form of one or more global certificates deposited with the Depository Trust Company (“DTC”) and registered in the name of [Cede & Co.,] as nominee for DTC) upon at least forty-eight hours prior notice to the Company shall be delivered by or on behalf of the Company to the Representatives, through the facilities of the DTC, for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same day) funds to the account specified by the Company, to the Representatives at least forty-eight hours in advance. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the “Designated Office”). The time and date of such delivery and payment shall be, with respect to the Shares, 9:30 a.m., Eastern Time, on                     , 2013 or such other time and date as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Shares is herein called the “Time of Delivery.”

(d) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 3 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 5(j) hereof, will be delivered at the offices of Luse Gorman Pomerenk & Schick, P.C. (the “Closing Location”), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at      p.m., Eastern Time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 2, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

(e) With respect to the Shares sold by the Underwriters in the Public Offering, the Representatives will receive as compensation for their services hereunder: (i) a management fee of 1.0% of the aggregate purchase price of all Shares sold in the Public Offering, of which 45% shall be paid to Sandler O’Neill, 25% shall be paid to each of Jefferies and Stifel Nicolaus [and                     ]; (b) an underwriting fee of 1.0% of the aggregate purchase price of all Shares sold in the Public Offering, of which 30% shall be paid to Sandler O’Neill, 30% shall be paid to each of Jefferies and Stifel Nicolaus [and                     ]; and (c) a selling concession of 3.0% of the aggregate purchase price of all Shares sold in the Public Offering, of which 30% shall be paid to Sandler O’Neill, 30% shall be paid to each of Jefferies and Stifel Nicolaus [and                         ].

SECTION 3. COVENANTS OF THE COMPANY, THE MID-TIER COMPANY, THE MHC AND THE BANK. The Company, the Mid-Tier Company, the MHC and the Bank jointly and severally covenant with the Representatives as follows:

(a) The Company, the Mid-Tier Company, the MHC and the Bank will prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act Regulation; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by the Representatives promptly after reasonable notice thereof; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, Issuer-Represented Free Writing Prospectus or Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, any Preliminary

Prospectus, any Issuer-Represented Free Writing Prospectus or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, Issuer-Represented Free Writing Prospectus or Prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order.

(b) The Company represents and agrees that, unless it obtains the prior consent of the Representatives and the Representatives represent and agree that, unless they obtain the prior consent of the Company, they have not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus,” as defined in Securities Act Rule 433, or that would constitute a “free writing prospectus,” as defined in Securities Act Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has and will comply with the requirements of Securities Act Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping. The Company need not treat any communication as a free writing prospectus if it is exempt from the definition of prospectus pursuant to clause (a) of Section 2(a)(10) of the Securities Act without regard to Securities Act Rule 172 or 173.

(c) The Company, the Mid-Tier Company, the MHC and the Bank will give the Representatives notice of their intention to file or prepare any amendment to the Conversion Application or Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus that the Company proposes for use in connection with the Public Offering of the Shares that differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Securities Act Regulations), will furnish the Representatives with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Representatives or counsel for the Representatives may object.

(d) The Company, the Mid-Tier Company, the MHC and the Bank will deliver to the Representatives as many signed copies and as many conformed copies of the Holding Company Application, the Conversion Application and the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) as the Representatives may reasonably request, and prior to 10:00 a.m. Eastern Time on the New York Business Day next succeeding the date of this Agreement and from time to time such number of copies of the Prospectus as the Representatives may reasonably request.

(e) During the period when the Prospectus is required to be delivered, the Company, the Mid-Tier Company, the MHC and the Bank will comply, at their own expense, with all requirements imposed upon them by the Federal Reserve Board, by the applicable FRB Regulations, as from time to time in force, and by the Nasdaq, Securities Act, the Securities Act Regulations, the Exchange Act, and the rules and regulations of the Commission promulgated thereunder, including, without limitation, Regulation M under the Exchange Act, so far as necessary to permit the continuance of sales or dealing in shares of Common Stock during such period in accordance with the provisions hereof and the Prospectus.

(f) If any event or circumstance shall occur as a result of which it is necessary, in the reasonable opinion of counsel for the Representatives, to amend or supplement the Registration Statement or Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Company, the Mid-Tier Company, the MHC and the Bank will forthwith amend or supplement the Registration Statement or Prospectus (in form and substance satisfactory to counsel for the Representatives) so that, as so amended or supplemented, the Registration Statement or Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, and the Company, the Mid-Tier Company, the MHC and the Bank will furnish to the Representatives a reasonable number of copies of such amendment or supplement. For the purpose of this subsection, the Company, the Mid-Tier Company, the MHC and the Bank will each furnish such information with respect to itself as the Representatives may from time to time reasonably request.

(g) The Company, the Mid-Tier Company, the MHC and the Bank will take all necessary action, in cooperation with the Representatives, to qualify the Shares for offering and sale under the applicable securities laws of such states of the United States and other jurisdictions as the FRB Regulations may require and as the Representatives and the Company have agreed; provided, however, that neither the Company, the Mid-Tier Company, the MHC nor the Bank shall be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. In each jurisdiction in which the Shares have been so qualified, the Company, the Mid-Tier Company, the MHC and the Bank will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement.

(h) The Company will make generally available to its security holders as soon as practicable, but not later than 60 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the Securities Act Regulations) covering a twelve month period beginning not later than the first day of the Company’s fiscal quarter next following the “effective date” (as defined in said Rule 158) of the Registration Statement.

(i) During the period ending on the third anniversary of the expiration of the fiscal year during which the closing of the transactions contemplated by this Agreement occurs, the Company will furnish to its stockholders as soon as practicable after the end of each such fiscal year an annual report (including consolidated statements of financial condition and consolidated statements of income, stockholders’ equity and cash flows, certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and the Bank for such quarter in reasonable detail. In addition, such annual report and quarterly consolidated summary financial information shall be made public through the issuance of appropriate press releases at the same time or prior to the time of the furnishing thereof to stockholders of the Company.

(j) During the period ending on the third anniversary of the expiration of the fiscal year during which the closing of the transactions contemplated hereby occurs, the Company will furnish to the Representatives (i) as soon as publicly available, a copy of each report or other document of the Company furnished generally to stockholders of the Company or furnished to or filed with the Commission under the Exchange Act or any national securities exchange or system on which any class of securities of the Company is listed, and (ii) from time to time, such other information concerning the Company as the Representatives may reasonably request. For purposes of this paragraph, any document filed electronically with the Commission shall be deemed furnished to the Representatives.

(k) The Company, the Mid-Tier Company, the MHC and the Bank will conduct the Conversion in all material respects in accordance with the Plan, the FRB Regulations, the Commission Regulations and all other applicable regulations, decisions and orders, including all applicable terms, requirements and conditions precedent to the Conversion imposed upon the Company, the Mid‑Tier Company, the MHC or the Bank by the Federal Reserve Board and the Commission.

(l) The Company, the Mid-Tier Company, the MHC and the Bank will comply, at their own expense, with all requirements imposed by the Commission, the Federal Reserve Board, and the Nasdaq or pursuant to the applicable Commission Regulations, FRB Regulations, and Nasdaq regulations as from time to time in force.

(m) The Company will promptly inform the Representatives upon its receipt of service with respect to any material litigation or administrative action instituted with respect to the Conversion or the Offerings.

(n) Each of the Company and the Bank will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under “Use of Proceeds.”

(o) The Company will report the use of proceeds from the Offerings on its first periodic report filed pursuant to Sections 13(a) and 15(d) of the Exchange Act and on any subsequent periodic reports as may be required pursuant to Rule 463 of the Securities Act Regulations.

(p) The Company will maintain the effectiveness of the Exchange Act Registration Statement for not less than three years and will comply in all material respects with its filing obligations under the Exchange Act. For three years, the Company will use its best efforts to effect and maintain the listing of the Common Stock on the Nasdaq Global Select Market and, once listed on the Nasdaq Global Select Market, the Company will comply with all applicable corporate governance standards required by the Nasdaq Global Select Market. The Company will file with the Nasdaq Global Select Market all documents and notices required by the Nasdaq Global Select Market of companies that have issued securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq Global Select Market.

(q) The Company and the Bank will take such actions and furnish such information as are reasonably requested by the Representatives in order for the Representatives to ensure compliance with the FINRA Rule 5130.

(r) Other than in connection with any employee benefit plan or arrangement described in the Prospectus, the Company will not, without the prior written consent of the Representative, sell or issue, contract to sell or otherwise dispose of, any shares of Common Stock other than the Securities or the Exchange Shares for a period of 180 days following the Time of Delivery.

(s) During the period beginning on the date hereof and ending on the later of the third anniversary of the Time of Delivery or the date on which the Representatives receive full payment in satisfaction of any claim for indemnification or contribution to which they may be entitled pursuant to Sections 6 or 7 hereof, respectively, made prior to the third anniversary of the Time of Delivery, neither the Company, the Mid-Tier Company, the MHC nor the Bank shall, without the prior written consent of the Representatives, take or permit to be taken any action that could result in the Common Stock, the Mid-Tier Common Stock or the Bank Common Stock becoming subject to any security interest, mortgage, pledge, lien or encumbrance, with the exception of the intended loan to the Bank’s ESOP by the Company to enable the ESOP to purchase securities in an amount up to 4.0% of the Common Stock that will be sold in the Offerings.

(t) The Company, the Mid-Tier Company, the MHC and the Bank will comply with the conditions imposed by or agreed to with the Federal Reserve Board in connection with its approval of the Holding Company Application and the Conversion Application.

(u) During the period ending on the first anniversary of the Time of Delivery, the Bank will comply with all applicable law and regulation necessary for the Bank to continue to be a “qualified thrift lender” within the meaning of 12 U.S.C. Section 1467a(m).

(v) The Company shall not deliver the Securities or the Exchange Shares until the Company, the Mid-Tier Company, the MHC and the Bank have satisfied each condition set forth in Section 5 hereof, unless such condition is waived by the Representatives.

(w) The MHC, the Mid-Tier Company, the Company or the Bank will furnish to the Representative as early as practicable prior to the Closing Date, but no later than two (2) full business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements of the Mid-Tier Company, which have been read by KPMG LLP, as stated in their letters to be furnished pursuant to subsections (f) and (g) of Section 5 hereof.

(x) During the period in which the Prospectus is required to be delivered, each of the Company, the Mid-Tier Company, the MHC and the Bank will conduct its business in compliance in all material respects with all applicable federal and state laws, rules, regulations, decisions, directives and orders, including all decisions, directives and orders of the Commission, the Federal Reserve Board, the OCC, the FDIC and the Nasdaq Global Select Market.

(y) None of the Company, the Mid-Tier Company, the MHC or the Bank will amend the Plan in any manner that would affect the sale of the Securities or the terms of this Agreement without the consent of the Representative.

(z) The Company, the Mid-Tier Company, the MHC and the Bank will not, prior to the Time of Delivery, incur any liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business consistent with past practice, except as contemplated by the Prospectus.

(aa) The Company, the Mid-Tier Company, the MHC and the Bank will use all reasonable efforts to comply with, or cause to be complied with, the conditions precedent to the several obligations of the Representatives specified in Section 5 hereof.

(bb) The Company, the Mid-Tier Company, the MHC and the Bank will (i) use their best efforts to complete the conditions precedent to the Offerings and the Conversion in accordance with the Plan, the applicable FRB Regulations and all other applicable laws, regulations, decisions and orders, including all material terms, conditions, requirements and provisions precedent to the Conversion and the Offerings imposed upon the Company, the Mid-Tier Company, the MHC or the Bank by the Commission, the Federal Reserve Board or any other regulatory authority or Blue Sky authority, and to comply with those which the regulatory authority permits to be completed after the Conversion and the Offerings; and (ii) conduct the Conversion and the Offerings in the manner described in the Prospectus and in accordance with the Plan, the FRB Regulations and all other applicable material laws, regulations, decisions and orders, including in compliance with all terms, conditions, requirements and provisions precedent to the Conversion and the Offerings imposed upon the Company, the Mid-Tier Company, the MHC and the Bank by the Commission, the Federal Reserve Board, the FDIC or any other regulatory or Blue Sky authority.

SECTION 4. If the Public Offering is consummated, the Underwriters shall bear all of their out-of-pocket expenses incurred in connection with the Public Offering, including fees and disbursements of their legal counsel. If the Public Offering is not consummated, the Company, the Mid-Tier Company, the MHC and the Bank jointly and severally agree to reimburse the Underwriters for their reasonable out-of-pocket expenses incurred in connection with the performance of their obligations under this Agreement, including, without limitation, legal fees and expenses, data processing fees and expenses, postage, document production, advertising, syndication and travel expenses, up to a maximum of $150,000; provided, however, that the Underwriters shall document such expenses to the reasonable satisfaction of the Company. All fees and expenses to which the Underwriters are entitled to reimbursement under this paragraph of this Section 4 shall be due and payable in cash upon termination of the Underwriters’ engagement or termination of the Public Offering, as the case may be.

The Company, the Mid-Tier Company, the MHC and the Bank jointly and severally agree to pay all expenses incident to the performance of their obligations under this Agreement, including without limitation, (i) the cost of obtaining all securities and bank regulatory approvals, including any required FINRA filing fees, (ii) the cost of printing and distributing the Public Offering materials, (iii) the costs of Blue Sky qualification (including fees and expenses of Blue Sky counsel) of the Shares in the various states, (iv) the fees and expenses incurred in connection with the listing of the Shares on the Nasdaq Global Select Market, and (v) all fees and disbursements of the Company’s counsel, accountants and other advisors. In the event the Underwriters incur any such fees and expenses on behalf of the Company, the Mid-Tier Company, the MHC or the Bank, the Bank will reimburse the Underwriters for such fees and expenses whether or not the Conversion is consummated; provided, however, that the Underwriters shall not incur any substantial expenses on behalf of the Company, the Mid-Tier Company, the MHC or the Bank pursuant to this Section 4 without the prior approval of the Bank.

SECTION 5. CONDITIONS OF UNDERWRITERS’ OBLIGATIONS. The Company, the Mid-Tier Company, the MHC, the Bank and the Representatives agree that the issuance and the sale of Shares and the issuance and sale of the shares of Common Stock in the Subscription Offering and the Community Offering and the issuance of the Exchange Shares and all obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company, the Mid-Tier Company, the MHC and the Bank herein contained as of the date hereof and the Time of Delivery, to the accuracy of the statements of officers and directors of the Company, the Mid-Tier Company, the MHC and the Bank made pursuant to the provisions hereof, to the performance by the Company, the Mid-Tier Company, the MHC and the Bank of their obligations hereunder, and to the following further conditions:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the Securities Act Regulations and in accordance with Section 3(a) hereof (or a post-effective amendment shall have been filed and declared effective in accordance with the requirements of Rule 430A); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission or the FRB shall have been complied with to the Representatives’ reasonable satisfaction; FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements; and no order suspending the sale of the Shares in any jurisdiction shall have been issued.

(b) At Time of Delivery, the Representatives shall have received:

(1) The favorable opinion, dated as of Time of Delivery, of Luse Gorman Pomerenk & Schick, P.C., counsel for the Company, the Mid-Tier Company, the MHC and the Bank, in form and substance satisfactory to counsel for the Representatives as attached hereto as Exhibit A.

(2) The favorable opinion, dated as of Time of Delivery, of Kilpatrick Townsend & Stockton LLP, counsel for the Representatives, as to such matters as the Representatives shall reasonably require.

(3) In addition to giving their opinions required by subsections (b)(l) and (b)(2), respectively, of this Section, Luse Gorman Pomerenk & Schick, P.C. and Kilpatrick Townsend & Stockton LLP shall each additionally state that nothing has come to their attention that would lead them to believe that the

Registration Statement (except for financial statements and schedules and other financial or statistical data included therein, as to which counsel need make no statement), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules and other financial or statistical data included therein, as to which counsel need make no statement), at the time the Registration Statement became effective or at Time of Delivery, or (if applicable) that the General Disclosure Package as of the Applicable Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In giving their opinions, Luse Gorman Pomerenk & Schick, P.C. and Kilpatrick Townsend & Stockton LLP may rely as to matters of fact on certificates of officers and directors of the Company, the Mid-Tier Company, the MHC and the Bank and certificates of public officials. Kilpatrick Townsend & Stockton LLP may also rely on the opinion of Luse Gorman Pomerenk & Schick, P.C.

(c) At Time of Delivery referred to in Section 2 hereof, the Company, the Mid-Tier Company, the MHC and the Bank shall have completed in all material respects the conditions precedent to the Conversion in accordance with the Plan, the applicable FRB Regulations and all other applicable laws, regulations, decisions and orders, including all terms, conditions, requirements and provisions precedent to the Conversion imposed upon the Company, the Mid-Tier Company, the MHC or the Bank by the Federal Reserve Board, or any other regulatory authority other than those which the Federal Reserve Board permits to be completed after the Conversion.

(d) At Time of Delivery, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any Material Adverse Effect, whether or not arising in the ordinary course of business and the Representatives shall have received a certificate of the President and Chief Executive Officer of the Company, of the Mid-Tier Company, of the MHC and of the Bank and the Executive Vice President, Chief Operating and Chief Financial Officer of the Company, of the Mid-Tier Company, of the MHC and of the Bank, dated as of Time of Delivery, to the effect that (i) there has been no such material adverse change, (ii) there shall have been no material transaction entered into by the Company, the Mid-Tier Company, the MHC or the Bank from the latest date as of which the financial condition of the Company, the Mid-Tier Company, the MHC or the Bank, as set forth in the Registration Statement and the Prospectus other than transactions referred to or contemplated therein and transactions in the ordinary course of business consistent with past practice (iii) neither the Company, the Mid-Tier Company, the MHC nor the Bank shall have received from the Federal Reserve Board, the OCC or the FDIC any order or direction (oral or written) to make any material change in the method of conducting its business with which it has not complied (which order or direction, if any, shall have been disclosed in writing to the Representatives) or which materially and adversely would affect the business, financial condition, results of operations or prospects of the Company, the Mid-Tier Company, the MHC or the Bank, considered as one enterprise, (iv) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Time of Delivery, (v) each of the Company, the Mid-Tier Company, the MHC and the Bank have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to Time of Delivery, including all agreements and all conditions set forth in the Agency Agreement, (vi) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission and (vii) no order suspending the Federal Reserve Board’s approval of the Conversion Application, or the transactions contemplated thereby, has been issued and no proceedings for that purpose have been initiated or threatened by the Federal Reserve Board and no person has sought to obtain regulatory or judicial review of the action of the Federal Reserve Board in approving the Plan in accordance with the FRB Regulations nor has any person sought to obtain regulatory or judicial review of the action of the Federal Reserve Board in approving the Conversion Application.

(e) At the Time of Delivery, the Representatives shall have received a certificate of the President and Chief Executive Officer of the Mid-Tier Company, the Company and the Bank and the Executive Vice President and Chief Financial Officer of the Mid-Tier Company, the Company and the Bank, dated as of Time of Delivery, to the effect that (i) they have reviewed the contents of the Registration Statement and the Prospectus; (ii) based on each of their knowledge, the Registration Statement and the Prospectus do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which such statements were made, not misleading; and (iii) based on each of their knowledge, the financial statements and other financial information included in the Registration Statement and the Prospectus fairly present the financial condition and results of operations of the Mid-Tier Company and the Bank as of and for the dates and periods covered by the Registration Statement and the Prospectus.

(f) As of the date hereof, the Representatives shall have received from KPMG LLP a letter dated such date, in form and substance satisfactory to the Representatives, to the effect that: (i) they are independent public accountants with respect to the Company, the Mid-Tier Company, the MHC and the Bank within the meaning of the Code of Ethics of the AICPA, the Securities Act and the Securities Act Regulations and the FRB Regulations, they are registered with the PCAOB, and they are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act; (ii) it is their opinion that the consolidated financial statements and supporting schedules included in the Registration Statement, including any post-effective amendment thereto, and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Regulations; (iii) based upon limited procedures as agreed upon by the Representatives and KPMG LLP set forth in detail in such letter, nothing has come to their attention which causes them to believe that (A) the unaudited consolidated financial statements and supporting schedules of the Mid-Tier Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act, the Securities Act Regulations and the FRB Regulations or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement and the Prospectus, (B) the unaudited amounts of net interest income and net income set forth under “Selected Consolidated Financial and Other Data” in the Prospectus do not agree with the amounts set forth in unaudited consolidated financial statements as of and for the dates and periods presented under such captions or such amounts were not determined on a basis substantially consistent with that used in determining the corresponding amounts in the audited financial statements included in the Registration Statement, (C) at a specified date not more than five (5) business days prior to the date of this Agreement, there has been any increase in the consolidated long term or short term debt of the Mid-Tier Company or any decrease in consolidated total assets, the allowance for loan losses, total deposits or net worth of the Mid-Tier Company, in each case as compared with the amounts shown in the September 30, 2012 consolidated balance sheets included in the Registration Statement or, (D) during the period from September 30, 2012 to a specified date not more than five (5) business days prior to the date of this Agreement, there were any decreases, as compared with the corresponding period in the preceding fiscal year, in total interest income, net interest income, net interest income after provision for loan losses, income before income tax expense or net income of the Mid-Tier Company, except in all instances for increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; and (iv) in addition to the examination referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are included in the Registration Statement and Prospectus and that are specified by the Representatives, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company, the Mid-Tier Company, the MHC and the Bank identified in such letter.

(g) The “lock-up” agreements, each substantially in the form of Exhibit B hereto, between the Representatives and the persons set forth on Exhibit C hereto, relating to sales and certain other dispositions of shares of Common Stock, Mid-Tier Company Common Stock or certain other securities, shall be delivered to the Representatives on or before the date hereof and shall be in full force and effect on the Time of Delivery.

(h) At Time of Delivery, the Representatives shall have received from KPMG LLP a letter, dated as of Time of Delivery, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f) of this Section, except that the specified date referred to shall be a date not more than five (5) days prior to Time of Delivery.

(i) At Time of Delivery, the Securities and Exchange Shares shall have been approved for quotation on the Nasdaq Global Select Market upon notice of issuance.

(j) At Time of Delivery, the Representatives shall have received a letter from the Appraiser, dated as of the Time of Delivery, confirming its Appraisal.

(k) At Time of Delivery, counsel for the Representatives shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities, including the Shares and Exchange Shares as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities, including the Shares and Exchange Shares as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Representatives.

(l) At any time prior to Time of Delivery, (i) there shall not have occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which, in the judgment of the Representatives, are so material and adverse as to make it impracticable to market the Shares or to enforce contracts, including subscriptions or orders, for the sale of the Securities, and (ii) trading generally on either the American Stock Exchange, the New York Stock Exchange or the Nasdaq Stock Market shall not have been suspended, and minimum or maximum prices for trading shall not have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission or any other governmental authority, and a banking moratorium shall not have been declared by either Federal, New Jersey or New York authorities.

SECTION 6. INDEMNIFICATION.

(a) The Company, the Mid-Tier Company, the MHC and the Bank, jointly and severally, agree to indemnify and hold harmless each Underwriter, each person, if any, who controls such Underwriter, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and its respective partners, directors, officers, employees and Representatives as follows:

(i) from and against any and all loss, liability, claim, damage and expense whatsoever, as incurred, based upon or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the General Disclosure Package, any Issuer-Represented Free Writing Prospectus, when considered together with the General Disclosure Package, or any amendment or supplement thereto (including any post-effective amendment) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Members’ Proxy Statement, Stockholders’ Proxy Statement, any Preliminary Prospectus or the Prospectus or the General Disclosure Package or any Issuer-Represented Free Writing Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(iii) from and against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever described in clauses (i) or (ii) above, if such settlement is effected with the written consent of the Company, the Mid-Tier Company, the MHC or the Bank, which consent shall not be unreasonably withheld; and

(iv) from and against any and all expense whatsoever, as incurred (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by the Representatives), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation, proceeding or inquiry by any governmental agency or body, commenced or threatened, or any claim pending or threatened whatsoever described in clause (i) above, to the extent that any such expense is not paid under clause (i) or (ii) above;

provided, however, that the indemnification provided for in this paragraph (a) shall not apply to any loss, liability, claim, damage or expense that (i) arises out of any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Prospectus or the General Disclosure Package or any Issuer-Represented Free Writing Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading which was made in reliance upon and in conformity with the Underwriters’ Information, or (ii) is primarily attributable to the gross negligence, willful misconduct or bad faith of the Representatives. To the extent required by law, the indemnification provided for in this paragraph (a) shall be subject to and limited by Section 23A of the Federal Reserve Act, as amended.

(b) Each Underwriter agrees to indemnify and hold harmless the Company and the Bank, their directors, each of their officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, of a material fact made in the Preliminary Prospectus, the Prospectus or the General Disclosure Package or any Issuer-Represented Free Writing Prospectus, or any amendment or supplement thereto in reliance upon and in conformity with the Underwriters’ Information.

(c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability that it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to no more than one local counsel in each separate jurisdiction in which any action or proceeding is commenced) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

(d) The Company, the Mid-Tier Company, the MHC and the Bank also agree that the each Underwriter shall not have any liability (whether direct or indirect, in contract or tort or otherwise) to the MHC, the Mid-Tier Company and its security holders, the Company and its security holders or the MHC’s, the Mid-Tier Company’s, the Bank’s or the Company’s creditors relating to or arising out of the performance by the Underwriters of the services contemplated by, this Agreement, except to the extent that any liability is found in a final judgment by a court of competent jurisdiction to have resulted primarily from any such Underwriter’s bad faith, willful misconduct or gross negligence.

(e) In addition to, and without limiting, the provisions of Section (6)(a)(iv) hereof, in the event that an Underwriter, any person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or any of its partners, directors, officers, employees or representatives is requested or required to appear as a witness or otherwise gives testimony in any action, proceeding, investigation or inquiry brought by or on behalf of or against the Company, the Mid-Tier Company, the MHC, the Bank, the Underwriter or any of its respective affiliates or any participant in the transactions contemplated hereby in which the Underwriter or such person or agent is not named as a defendant, the Company, the Mid-Tier Company, the MHC and the Bank jointly and severally agree to reimburse the Underwriter and its partners, directors, officers, employees or representatives for all reasonable and necessary out-of-pocket expenses incurred by them in connection with preparing or appearing as a witness or otherwise giving testimony and to compensate the Underwriter and its partners, directors, officers, employees or representatives in an amount to be mutually agreed upon.

SECTION 7. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 6 hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company, the Mid-Tier Company, the MHC, the Bank, and the Representatives shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company, the Mid-Tier Company, the MHC or the Bank and the Underwriters, as incurred, in such proportions (i) that the Underwriters are responsible for that portion represented by the percentage that the total net proceeds from the Public Offering of the Shares (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each as set forth in the table on the cover page of the Prospectus and the Company, the Mid-Tier Company, the MHC and the Bank are jointly and severally responsible for the balance or (ii) if, but only if, the allocation provided for in clause (i) is for any reason held unenforceable, in such proportion as is appropriate to reflect not only the relative benefits to the Company, the Mid-Tier Company, the MHC and the Bank on the one hand and the Underwriters on the other, as reflected in clause (i), but also the relative fault of the Company, the Mid-Tier Company, the MHC and the Bank on the one hand and the Underwriters on the other, as well as any other relevant equitable considerations; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls the Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Underwriters, and each director of the Company, the Mid-Tier Company, the MHC and the Bank, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company, the Mid-Tier Company, the MHC or the Bank within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company, the Mid-Tier Company, the MHC and the Bank. Notwithstanding anything to the contrary set forth herein, to the extent permitted by applicable law, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company, the Mid-Tier Company, the MHC or the Bank submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of the Shares.

SECTION 9. DEFAULT BY UNDERWRITERS.

(a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, the Representatives may in their discretion arrange for them or another party or other parties to purchase such Shares on the terms contained herein. If within thirty six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Shares on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company that they have so arranged for the purchase of such Shares, or the Company notifies the Representatives that it has so arranged for the purchase of such Shares, the Representatives or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the Representatives’ opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

(b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in Section 7(a), the aggregate number of such Shares which remains unpurchased does not exceed one tenth of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in Section 9(a) hereof, the aggregate number of such Shares which remains unpurchased exceeds one tenth of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in Section 9(b) hereof to require non defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the indemnity and contribution agreements in Sections 6 and 7 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(d) If this Agreement is terminated pursuant to Section 9(c) hereof, none of the Company, the Mid-Tier Company, the MHC or the Bank shall then be under any liability to any Underwriter except as provided in Sections 6 and 7 hereof; but, if this Agreement is terminated pursuant to Section 5 or for any other reason, any Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters for all out-of-pocket expenses, including fees and disbursements of counsel, incurred by the Underwriters in connection with the transactions contemplated hereby, including, without limitation, marketing, syndication and travel expenses incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company shall then be under no further liability to any Underwriter except as provided in Sections 4 and 7 hereof.

SECTION 10. TERMINATION OF AGREEMENT.

(a) The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to the Time of Delivery (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any Material Adverse Effect, whether or not arising in the ordinary course of business, (ii) if there has occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which, in the judgment of the Representatives, are so material and adverse as to make it impracticable to market the Shares or to enforce contracts, including subscriptions or orders, for the sale of the Shares, (iii) if trading generally on the Nasdaq Global Select Market, the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by any of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal, New Jersey or New York authorities, (iv) if any condition specified in Section 5 hereof shall not have been fulfilled when and as required to be fulfilled; (v) if there shall have been such material adverse change in the condition or prospects of the Company, the Mid-Tier Company, the MHC or the Bank or the prospective market for the Company’s Securities as in the Representatives’ good faith opinion would make it inadvisable to proceed with the offering, sale or delivery of the Shares; (vi) if, in the Representatives’ good faith opinion, the price for the Securities established by the Appraiser is not reasonable or equitable under then prevailing market conditions, or (vii) if the Conversion is not consummated on or prior to June 30, 2013.

(b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Sections 2 and 4 relating to the reimbursement of expenses and except that the provisions of Sections 6 and 7 hereof shall survive any termination of this Agreement.

SECTION 11. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Representatives shall be directed to, in the case of Sandler O’Neill: 1251 Avenue of the Americas, 6th Floor, New York, New York 10020, attention of Jennifer Docherty, Managing Director; in the case of Jefferies: 520 Madison Avenue, New York, New York 10022, attention of General Counsel; in the case of Stifel Nicolaus: 237 Park Avenue, 8th Floor, New York, New York 10017, attention of Lisa J. Schultz, Managing Director; with a copy to Gary R. Bronstein, Esquire at Kilpatrick Townsend & Stockton LLP, 607 14th Street, N.W., Suite 900, Washington, D.C. 20005; notices to the Company, the Mid-Tier Company, the MHC and the Bank shall be directed to any of them at 581 Main Street, Woodbridge, New Jersey 07095, Attention of John W. Alexander, President and Chief Executive Officer, with a copy to Edward A. Quint, Esquire, at Luse Gorman Pomerenk & Schick, P.C., 5335 Wisconsin Avenue, N.W., Suite 780, Washington, D.C. 20015.

SECTION 12. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Representatives, the Company, the Mid-Tier Company, the MHC and the Bank and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Representatives, the Company, the Mid-Tier Company, the MHC and the Bank and their respective successors and the controlling persons and the partners, officers and directors referred to in Sections 6 and 7 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein or therein contained. This Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the Representatives, the Company, the Mid-Tier Company, the MHC and the Bank and their respective successors, and said controlling persons, partners, officers and directors and their heirs, partners, legal representatives, and for the benefit of no other person, firm or corporation.

SECTION 13. ENTIRE AGREEMENT; AMENDMENT. This Agreement represents the entire understanding of the parties hereto with reference to the transactions contemplated hereby and supersedes any and all other oral or written agreements heretofore made, except for the engagement letter dated June 6, 2012, by and between Sandler O’Neill and the Mid-Tier Company, the MHC and the Bank, relating to Sandler O’Neill providing records management services in connection with the Conversion and (ii) the Agency Agreement dated                     , 2012 by and between the Representatives and the Company, the Mid-Tier Company, the MHC and the Bank related to Sandler O’Neill serving as selling agent in the Subscription Offering and the Community Offering (‘the “Agency Agreement”). No waiver, amendment or other modification of this Agreement shall be effective unless in writing and signed by the parties hereto.

SECTION 14. GOVERNING LAW AND TIME. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State without regard to the conflicts of laws provisions thereof. Unless otherwise noted, specified times of day refer to Eastern time.

SECTION 15. SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

SECTION 16. HEADINGS. Sections headings are not to be considered part of this Agreement, are for convenience and reference only, and are not to be deemed to be full or accurate descriptions of the contents of any paragraph or subparagraph.

[The next page is the signature page]

If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company, the Mid-Tier Company, the MHC and the Bank. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours,

NORTHFIELD BANCORP, INC.
(a Federal corporation)

By:
Title:

NORTHFIELD BANCORP, INC.
(a Delaware corporation)

By:
Title:

NORTHFIELD BANK

By:
Title:

NORTHFIELD BANCORP, MHC

By:
Title:

CONFIRMED AND ACCEPTED,

  as of the date first above written:

SANDLER O’NEILL & PARTNERS, L.P.

AS REPRESENTATIVE OF THE SEVERAL UNDERWRITERS

By:	SANDLER O’NEILL & PARTNERS CORP.,
the sole general partner

By:

Name:

Title:

JEFFERIES & COMPANY, INC.

AS REPRESENTATIVE OF THE SEVERAL UNDERWRITERS

By:

Name:

Title:

STIFEL, NICOLAUS & COMPANY, INCORPORATED

AS REPRESENTATIVE OF THE SEVERAL UNDERWRITERS

By:

Name:

Title:

A-36